UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05542

Name of Fund: BlackRock	Income Trust, Inc. (BKT)

Fund Address: 100 Bellevue	Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Income Trust, Inc.,

            55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock 2022 Global Income Opportunity Trust (BGIO)

BlackRock Income Trust, Inc. (BKT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) and BlackRock Income Trust, Inc.’s (BKT) (collectively the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

June 30, 2021

	Total Cumulative Distributions for the Fiscal Period					% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGIO	$0.187595	$—	$—	$0.062405	$0.250000	75%	—%	—%	25%	100%
BKT	0.146746	—	—	0.025254	0.172000	85	—	—	15	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Managed Distribution Plan

BKT, with the approval of BKT’s Board of Directors (the “Board”), adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, BKT currently distributes a fixed amount of $.0344 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Board. BKT is currently not relying on any exemptive relief from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Under its Plan, BKT will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, BKT will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, BKT may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the 1940 Act.

Shareholders should not draw any conclusions about BKT’s investment performance from the amount of these distributions or from the terms of the Plan. BKT’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate the Plan at any time without prior notice to BKT’s shareholders if it deems such actions to be in the best interests of BKT or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if BKT’s stock is trading at or above net asset value) or widening an existing trading discount. BKT is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

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The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.25%	40.79%
U.S. small cap equities (Russell 2000® Index)	17.54	62.03
International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35
Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to each Trust’s investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through reverse repurchase agreements as described in the Notes to Financial Statements, if applicable.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest) then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Investment Objective

BlackRock 2022 Global Income Opportunity Trust’s (BGIO) (the “Trust”) investment objective is to seek to distribute a high level of current income and to earn a total return, based on the net asset value of the Trust’s common shares of beneficial interest, that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust will terminate on or about February 28, 2022.

No assurance can be given that the Trust’s investment objective will be achieved. Risks relating to the Trust’s investment objective are described in further detail in the Notes to Financial Statements.

On June 9, 2021, the Board approved the adoption of a Plan of Liquidation in accordance with BGIO’s strategy of terminating on or before February 28, 2022. Under the Plan of Liquidation which was effective on June 30, 2021, BGIO will begin the process of liquidating portfolio assets and unwinding its affairs. The Trust expects to make periodic liquidating distributions to shareholders pursuant to the Plan of Liquidation in advance of its termination and make a final liquidating distribution on or around December 31, 2021.

Trust Information

Symbol on New York Stock Exchange	BGIO
Initial Offering Date	February 27, 2017
Termination Date (on or about)	February 28, 2022
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($9.28)(a)	6.47%
Current Monthly Distribution per Common Share(b)	$ 0.0500
Current Annualized Distribution per Common Share(b)	$ 0.6000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$9.28	$9.04	2.65%	$9.44	$8.94
Net Asset Value	9.23	9.19	0.44	9.36	9.18

Market Price and Net Asset Value History Since Inception

The Trust commenced operations on February 27, 2017.

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Trust Summary as of June 30, 2021 (continued)	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns
	6-month	1 Year	3 Years	Since Inception(a)
Trust at NAV(b)(c)	3.19%	15.53%	6.08%	5.10%
Trust at Market Price(b)(c)	5.46	18.80	8.25	4.87
Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index(d)	0.02	0.07	1.27	1.22

(a)	The Trust commenced operations on February 27, 2017.
(b)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(c)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(d)

An unmanaged index that tracks the market for treasury bills used by the U.S. government that have a maturity of more than 1 month and less than 3 months, are rated investment grade and have a minimum $300 million par amount outstanding.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Trust’s investment objective is, in part, to earn a total return that exceeds the return on the Bloomberg Barclays 1-3 Month U.S. Treasury Bill Index (the “Index”) by 500 basis points (or 5.00%) on an annualized basis over the life of the Trust, under normal market conditions. The Trust’s investment policies do not contemplate any meaningful amount of investment in securities that comprise the Index under normal market conditions; rather, the Trust uses the Index as a proxy for a risk-free rate of return that its investment objective seeks to exceed. Because the achievement of the Trust’s investment objective is measured on an annualized basis over the life of the Trust, the Trust’s performance may be more or less than the spread over the Index contained in the Trust’s investment objective during individual annual periods or for any period of time shorter than the life of the Trust. The Board considers certain factors to evaluate the Trust’s performance, such as the performance of the Trust relative to its investment objective and/or other information provided by BlackRock Advisors, LLC (the “Manager”).

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Over the period, the largest contributors to the Trust’s performance were exposures to securitized assets, including collateralized loan obligations (“CLOs”), commercial mortgage-backed securities (“CMBS”) and non-agency residential mortgage-backed securities (“RMBS”). Allocations to high yield corporate credit and emerging market debt also added to performance.

The Trust’s stance with respect to duration (and corresponding interest rate sensitivity) detracted slightly from performance over the period.

Describe recent portfolio activity.

As the Trust entered the final year of its term, the investment adviser actively sought opportunities to wind down the portfolio. Over the period, the Trust primarily reduced exposures in U.S. high yield corporate credit and emerging market debt, in names where valuations were relatively high. The Trust also marginally reduced positions in CMBS and CLOs while remaining constructive regarding these sectors. In addition, the Trust continued to trim duration given diminished hedging benefit from domestic rates exposure.

The Trust used derivatives primarily in the form of Treasury futures during the period to manage duration and yield curve exposure. The Trust’s use of derivatives had a negative impact on Trust performance.

Describe portfolio positioning at period end.

At the end of the period, the Trust continued to maintain diversified exposure across fixed income sectors, including emerging market securities, CMBS, RMBS, CLOs and high yield corporate bonds. As of June 30, 2021, the Trust’s portfolio had an effective duration of one year, with all-in yields around 3.8%.

As a result of the Trust’s liquidation plan, the portfolio ended the period with a cash position of 12%. The Fund’s cash position had no material impact on Fund performance for the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2021 (continued)	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21	12/31/20
Corporate Bonds	46%	53%
Asset-Backed Securities	16	14
Non-Agency Mortgage-Backed Securities	15	13
Floating Rate Loan Interests	11	10
Foreign Agency Obligations	5	5
Preferred Securities	5	4
Common Stocks	1	—
U.S. Government Sponsored Agency Securities	1	1
Warrants(b)	—	—

CREDIT QUALITY ALLOCATION

Credit Rating(c)(d)	06/30/21	12/31/20
AAA/Aaa(e)	1%	—%
AA/Aa	1	1
A	1	3
BBB/Baa	18	21
BB/Ba	28	30
B	22	20
CCC/Caa	5	6
CC	2	2
C	2	—
D	—	—	(b)
N/R	20	17

(a)	Excludes short-term securities, options purchased and options written.
(b)	Represents less than 1% of the Trust’s total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes common stocks, warrants, short-term securities, options purchased and options written.
(e)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

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Trust Summary as of June 30, 2021	BlackRock Income Trust, Inc. (BKT)

Investment Objective

BlackRock Income Trust, Inc.’s (BKT) (the “Trust”) investment objective is to manage a portfolio of high-quality securities to achieve both preservation of capital and high monthly income. The Trust seeks to achieve its investment objective by investing at least 65% of its assets in mortgage-backed securities. The Trust invests at least 80% of its assets in securities that are (i) issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or (ii) rated at the time of investment either AAA by S&P Global Ratings or Aaa by Moody’s Investors Service, Inc. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BKT
Initial Offering Date	July 22, 1988
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($6.34)(a)	6.51%
Current Monthly Distribution per Common Share(b)	$ 0.0344
Current Annualized Distribution per Common Share(b)	$ 0.4128
Leverage as of June 30, 2021(c)	24%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$6.34	$6.07	4.45%	$6.48	$6.00
Net Asset Value	5.99	6.18	(3.07)	6.22	5.99

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2021 (continued)	BlackRock Income Trust, Inc. (BKT)

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2021 were as follows:

		Average Annual Total Returns
	6-month	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(0.31)%	1.38%	4.97%	3.05%
Trust at Market Price(a)(b)	7.43	9.92	10.07	5.37
FTSE Mortgage Index(c)	(0.88)	(0.47)	3.91	2.33

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged index (formerly known as Citigroup Mortgage Index) (the “Reference Benchmark”) includes all outstanding government sponsored fixed rate mortgage-backed securities, weighted in proportion to their current market capitalization.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

BKT is presenting the Reference Benchmark to accompany Trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of the Manager as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Trust’s return during the six-month period came from its heavy allocation to well-structured agency collateralized mortgage obligations (“CMOs”). The portfolio’s allocation to conventional pass-through agency MBS also contributed to Trust performance. More specifically, the fund’s selection of call-protected specified pools outperformed generic seasoned collateral in the high coupon cohorts. Trust performance also benefited from its modest allocation to agency commercial mortgage-backed security (“CMBS”) interest-only exposures, which served to enhance income.

The largest detractors from the Trust’s return included its allocation to agency MBS derivatives including interest-only and inverse interest-only positions, which experienced a widening in risk premia in the second quarter of 2021. The Trust’s positioning on the MBS coupon stack also detracted from overall return, where its relative overweight to higher coupon MBS lagged the performance of lower coupons year-to-date.

The Trust held derivatives during the period as a part of its investment strategy. Derivatives are utilized by the Trust in order to manage risk and/or take outright views on interest rates in the portfolio. In particular, the portfolio employed Treasury futures and interest rate swaps to manage duration and yield curve bias. The Trust’s interest rate derivatives positions contributed positively to performance during the six-month period.

Describe recent portfolio activity.

During the six-month period, the trust marginally increased its allocation to agency CMOs, agency MBS derivatives, and agency CMBS interest-only securities. The trust also increased its exposure to lower coupon MBS in the form of “to-be-announced” securities (“TBAs”).

Describe portfolio positioning at period end.

The Trust continues to maintain an overweight in well-structured agency CMOs and agency MBS interest-only derivatives, with a focus on structures collateralized by call protected and seasoned collateral that demonstrates more favorable prepayment characteristics. Within its allocation to agency MBS pass-throughs, the Trust holds an overweight in higher coupon MBS, motivated by higher income and an outlook for prepayment speed fatigue on the higher coupon borrower set. The Trust also holds exposure to lower coupon MBS as a hedge against prepayment risk, primarily in the form of TBAs. The Trust is positioned marginally long convexity (i.e., the rate at which duration changes in response to interest rate movements) relative to the benchmark, primarily through its allocation to agency CMOs and call-protected specified pools.

The Trust held only marginal positions in other securitized assets such as legacy (pre-financial crisis) non-agency residential MBS and CMBS, preferring to isolate prepayment and structural characteristics in higher quality agency-backed assets rather than seek credit exposure.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of June 30, 2021 (continued)	BlackRock Income Trust, Inc. (BKT)

Overview of the Trust’s Total Investments

PORTFOLIO ALLOCATION

Asset Type(a)	06/30/21		12/31/20
U.S. Government Sponsored Agency Securities	97%		97%
Non-Agency Mortgage-Backed Securities	3		3
Asset-Backed Securities	—	(b)	—	(b)

CREDIT QUALITY ALLOCATION

Credit Rating(a)(c)	06/30/21	12/31/20
AAA/Aaa(d)	97%	98%
AA/Aa	3	2
CCC/Caa	—	—	(b)
N/R	—	—	(b)

(a)	Excludes short-term securities, borrowed bonds and TBA sales commitments.
(b)	Rounds to less than 1% of total investments.
(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuer. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

T R U S T S U M M A R Y	11

Schedule of Investments (unaudited) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

Cayman Islands(b)(c) — 0.6%
CarVal CLO II Ltd., Series 2019-1A, Class DR, (3 mo. LIBOR US + 3.20%), 3.39%, 04/20/32(a)	USD 250	$250,975
Cedar Funding VI CLO Ltd., (3 mo. LIBOR US + 3.31%), 3.50%, 04/20/34	1,000	1,007,407

		1,258,382

United States — 12.9%
ALM VII R-2 Ltd., Series 2013-7R2A, Class CR2, (3 mo. LIBOR US + 3.00%), 3.18%, 10/15/27(b)(c)	500	500,019
Anchorage Capital CLO Ltd., Series 2014-4RA, Class D, (3 mo. LIBOR US + 2.60%), 2.78%, 01/28/31(b)(c)	1,000	974,581
Apidos CLO XVIII, Series 2018-18A, Class E, (3 mo. LIBOR US + 5.70%), 5.88%, 10/22/30(b)(c)	1,000	952,625
Apidos CLO XXI, Series 2015-21A, Class DR, (3 mo. LIBOR US + 5.20%), 5.39%, 07/18/27(b)(c)	500	492,602
Ares XXXVII CLO Ltd., Series 2015-4A, Class DR, (3 mo. LIBOR US + 6.15%), 6.33%, 10/15/30(b)(c)	250	244,760
CarVal CLO III Ltd., Series 2019-2A, Class E, (3 mo. LIBOR US + 6.44%), 6.63%, 07/20/32(b)(c)	300	301,796
Conseco Finance Corp., Series 2001-D, Class B1, (1 mo. LIBOR US + 2.50%), 2.57%, 11/15/32(b)	660	607,045
Conseco Finance Securitizations Corp., Series 2002-1, Class M2, 9.55%, 12/01/33(b)	2,500	2,532,588
Credit-Based Asset Servicing & Securitization LLC, Series 2006-MH1, Class B1, 6.25%, 10/25/36(c)	1,000	1,027,795
CWABS Asset-Backed Certificates Trust, Series 2005-17, Class 1AF4, 6.05%, 05/25/36	467	469,651
Deutsche Financial Capital Securitization LLC, Series 1998-I, Class M, 6.80%, 04/15/28	441	451,957
Elmwood CLO III Ltd., Series 2019-3A, Class E, (3 mo. LIBOR US + 7.00%), 7.18%, 10/15/32(b)(c)	550	550,709
First Franklin Mortgage Loan Trust, Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.14%), 0.23%, 12/25/36(b)	551	318,178
Galaxy XXIX CLO Ltd., Series 2018-29A, Class D, (3 mo. LIBOR US + 2.40%), 2.56%, 11/15/26(b)(c)	750	749,337
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class ER2, (3 mo. LIBOR US + 5.66%), 5.84%, 10/29/29(b)(c)	500	486,235
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class C, 0.00%, 06/15/33	1,524	1,376,316
Long Beach Mortgage Loan Trust(b)
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.30%), 0.39%, 06/25/36	950	591,940
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 08/25/36	1,502	804,043
Series 2006-7, Class 2A4, (1 mo. LIBOR US + 0.24%), 0.33%, 08/25/36	1,502	815,755
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.16%), 0.25%, 10/25/36	1,369	588,211
Madison Park Funding X Ltd., Series 2012-10A, Class DR2, (3 mo. LIBOR US + 3.25%), 3.44%, 01/20/29(b)(c)	550	550,138
Madison Park Funding XVI Ltd., Series 2015-16A, Class C, (3 mo. LIBOR US + 3.70%), 3.89%, 04/20/26(b)(c)	1,000	999,995

Security	Par (000)	Value

United States (continued)
Madison Park Funding XXX Ltd., Series 2018-30X, Class E, 5.13%, 04/15/29	USD 250	$242,328
Merrill Lynch Mortgage Investors Trust, Series 2006- OPT1, Class M1, (1 mo. LIBOR US + 0.26%), 0.35%, 08/25/37(b)	1,529	1,262,650
Nationstar HECM Loan Trust, Series 2019-1A, Class M4, 5.80%, 06/25/29(b)(c)	750	750,639
Neuberger Berman CLO XV, Series 2013-15A, Class DR, (3 mo. LIBOR US + 3.05%), 3.23%, 10/15/29(b)(c)	1,000	1,000,097
OCP CLO Ltd., Series 2016-12A, Class CR, (3 mo. LIBOR US + 3.00%), 3.19%, 10/18/28(b)(c)	250	249,997
OZLM XIV Ltd., Series 2015-14A, Class CR, (3 mo. LIBOR US + 3.00%), 3.18%, 01/15/29(b)(c)	1,000	993,365
Palmer Square Loan Funding Ltd.(b)(c)
Series 2018-4A, Class C, (3 mo. LIBOR US + 2.55%), 2.71%, 11/15/26	1,800	1,800,976
Series 2019-2A, Class C, (3 mo. LIBOR US + 3.25%), 3.44%, 04/20/27.	1,100	1,100,273
Park Avenue Institutional Advisers CLO Ltd.,
Series 2016-1A, Class DR, (3 mo. LIBOR US + 5.85%), 6.00%, 08/23/31(b)(c)	500	485,534
Rockford Tower CLO Ltd., Series 2017-3A, Class D, (3 mo. LIBOR US + 2.65%), 2.84%, 10/20/30(b)(c)	420	414,919
Signal Peak CLO 7 Ltd., Series 2019-1A, Class E, (3 mo. LIBOR US + 6.89%), 7.08%, 04/30/32(b)(c)	250	250,845
TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. LIBOR US + 5.75%), 5.94%, 07/17/31(b)(c)	250	242,678
TICP CLO XII Ltd., Series 2018-12A, Class E, (3 mo. LIBOR US + 5.50%), 5.68%, 01/15/31(b)(c)	1,000	996,129
TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. LIBOR US + 5.75%), 5.93%, 07/25/31(b)(c)	250	242,864

		26,419,570

Total Asset-Backed Securities — 13.5% (Cost: $27,359,340)		27,677,952

	Shares

Common Stocks

United States — 0.9%
Bruin Purchaser LLC(a)	2,489	—	(d)
CA Resources Corp.	14,589	439,713
Caesars Entertainment, Inc.(e)	4,060	421,225
California Resources Corp.(e)	29,781	897,599
Chesapeake Energy Corp., (Acquired 02/10/21, Cost: $1,771)(f)	187	9,598
Pioneer Energy Services Corp.(a)	1,580	23,384
Service Properties Trust	3,000	37,800

Total Common Stocks — 0.9% (Cost: $1,477,641)		1,829,319

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds

Argentina — 0.3%
Genneia SA, 8.75%, 01/20/22(c)	USD 347	$335,896
Stoneway Capital Corp.(e)(g)
10.00%, 03/01/27(c)	955	258,056
10.00%, 03/01/27	338	91,445

		685,397

Australia — 0.1%
Santos Finance Ltd., 5.25%, 03/13/29	200	227,510

Austria — 0.1%
Klabin Austria GmbH, 3.20%, 01/12/31(c)	200	196,710

Bahrain — 0.1%
Oil and Gas Holding Co., 7.63%, 11/07/24	200	222,725

Bermuda — 0.2%
Star Energy Geothermal Darajat II/Star Energy
Geothermal Salak, 4.85%, 10/14/38(c)	340	373,745

Brazil — 1.4%
Gol Finance SA, 7.00%, 01/31/25(c)	600	574,200
Itau Unibanco Holding SA/Cayman Island, 5.13%, 05/13/23(c)	276	291,577
JBS USA LUX SA/JBS USA Food Co./JBS USA
Finance, Inc., 5.50%, 01/15/30(c)	31	34,670
Oi SA, (10.00% Cash or 8.00% Cash + 4.00% PIK), 10.00%, 07/27/25(h)	243	249,221
Petrobras Global Finance BV
5.30%, 01/27/25	630	707,293
6.00%, 01/27/28	212	243,204
5.60%, 01/03/31	395	440,918
Suzano Austria GmbH, 3.75%, 01/15/31	125	130,625
Vale Overseas Ltd., 3.75%, 07/08/30	180	191,430

		2,863,138

British Virgin Islands — 0.1%
New Metro Global Ltd., 4.80%, 12/15/24	200	201,038

Canada — 1.4%
1011778 BC ULC/New Red Finance, Inc., 3.88%, 01/15/28(c)	19	19,237
Bausch Health Cos., Inc., 4.88%, 06/01/28(c)	27	27,634
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(c)
6.25%, 09/15/27	327	345,394
5.00%, 06/15/29	15	15,113
Hammerhead Resources, Inc., Series AI, (12.00% PIK), 9.00%, 07/10/22(a)	891	890,724
Mattamy Group Corp., 5.25%, 12/15/27(c)	12	12,540
NOVA Chemicals Corp., 5.25%, 06/01/27(c)	1,495	1,611,311

		2,921,953

Cayman Islands — 1.7%
Agile Group Holdings Ltd., (5 year CMT + 11.08%), 7.75%(b)(i)	300	303,244
Fantasia Holdings Group Co. Ltd., 9.88%, 10/19/23	200	162,725
Hilong Holding Ltd., 9.75%, 11/18/24	207	182,160
Kaisa Group Holdings Ltd.
11.95%, 11/12/23	200	204,600
11.70%, 11/11/25	200	188,058
Latam Finance Ltd., 6.88%, 04/11/24(c)(e)(g)	645	599,850
Melco Resorts Finance Ltd., 5.25%, 04/26/26	200	207,538

Security	Par (000)	Value

Cayman Islands (continued)
Oryx Funding Ltd., 5.80%, 02/03/31(c)	USD 200	$210,750
Ronshine China Holdings Ltd., 5.50%, 02/01/22	200	195,496
Sable International Finance Ltd., 5.75%, 09/07/27	318	334,600
Shui On Development Holding Ltd., 5.50%, 03/03/25	200	202,250
Sunac China Holdings Ltd., 6.50%, 01/10/25	200	195,790
Times China Holdings Ltd., 6.75%, 07/08/25	250	253,562
UPCB Finance VII Ltd., 3.63%, 06/15/29	EUR 100	121,073
Zhenro Properties Group Ltd., 7.88%, 04/14/24	USD 200	199,600

		3,561,296

Chile(c) — 0.3%
Kenbourne Invest SA, 6.88%, 11/26/24	332	352,086
VTR Comunicaciones SpA, 5.13%, 01/15/28	178	185,396

		537,482

China — 2.8%
21Vianet Group, Inc., 7.88%, 10/15/21	200	199,850
CFLD Cayman Investment Ltd.(e)(g)
8.63%, 02/28/21	200	69,850
8.60%, 04/08/24	200	69,850
China Aoyuan Group Ltd., 6.35%, 02/08/24	200	188,000
China Evergrande Group, 11.50%, 01/22/23	200	158,975
China SCE Group Holdings Ltd., 7.25%, 04/19/23	200	205,413
CIFI Holdings Group Co. Ltd., 5.95%, 10/20/25	200	211,537
Country Garden Holdings Co. Ltd., 6.15%, 09/17/25	200	219,000
Easy Tactic Ltd.
9.13%, 07/28/22	200	197,975
8.63%, 02/27/24	200	176,725
Fantasia Holdings Group Co. Ltd., 11.75%, 04/17/22	200	187,700
Fortune Star BVI Ltd., 6.85%, 07/02/24	300	319,781
Health & Happiness H&H International Holdings Ltd., 5.63%, 10/24/24	200	206,100
Kaisa Group Holdings Ltd., 11.50%, 01/30/23	200	202,225
KWG Group Holdings Ltd., 7.40%, 03/05/24	200	208,600
Logan Group Co. Ltd., 6.50%, 07/16/23	200	204,600
Powerlong Real Estate Holdings Ltd., 7.13%, 11/08/22	200	207,500
Prime Bloom Holdings Ltd., 6.95%, 07/05/22	200	39,938
RKPF Overseas Ltd., Series 2020-A, 5.20%, 01/12/26	200	201,000
Ronshine China Holdings Ltd.
8.75%, 10/25/22	200	200,100
8.95%, 01/22/23	200	197,788
Scenery Journey Ltd., 11.50%, 10/24/22	435	348,054
Seazen Group Ltd., 6.00%, 08/12/24	200	207,500
Sunac China Holdings Ltd., 6.65%, 08/03/24	300	301,087
Wanda Group Overseas Ltd., 7.50%, 07/24/22	200	192,475
Yango Justice International Ltd., 8.25%, 11/25/23	200	193,600
Yanlord Land HK Co. Ltd., 6.80%, 02/27/24	200	209,725
Yuzhou Group Holdings Co. Ltd., 7.70%, 02/20/25	300	255,900
Zhejiang Baron BVI Co. Ltd., 6.80%, 08/27/21	200	198,600

		5,779,448

Colombia — 0.1%
Empresas Publicas de Medellin ESP, 4.25%, 07/18/29(c)	267	263,629

Denmark — 0.2%
Danske Bank A/S, (5 year EUR Swap + 1.40%), 1.00%, 05/15/31(b)	EUR 350	415,336

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Dominican Republic — 0.4%
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29(c)	USD 700	$732,944

France — 2.5%
Altice France SA
2.50%, 01/15/25	EUR 200	233,555
2.13%, 02/15/25	100	115,521
AXA SA, (3 mo. LIBOR US + 3.88%), 5.13%, 01/17/47(b)	USD 550	625,989
BNP Paribas SA, (5 year USD Swap + 1.48%), 4.38%, 03/01/33(b)	800	884,000
CAB SELAS, 3.38%, 02/01/28	EUR 300	353,946
CMA CGM SA, 7.50%, 01/15/26	100	131,854
Credit Agricole Assurances SA, (5 year EURIBOR ICE
Swap Rate + 2.65%), 2.63%, 01/29/48(b)	400	507,147
Credit Agricole SA, (5 year USD Swap + 1.64%), 4.00%, 01/10/33(b)(c)	USD 450	488,588
Loxam SAS, 3.75%, 07/15/26	EUR 100	121,184
Orano SA, 2.75%, 03/08/28	100	123,792
Picard Groupe SAS, (3 mo. EURIBOR + 3.00%), 3.00%, 11/30/23(b)	100	118,466
Societe Generale SA, (5 year EUR Swap + 1.60%), 1.13%, 06/30/31(b)	400	474,015
TotalEnergies SE, Series NC12, (5 year EUR Swap + 2.51%), 2.13%(b)(i)	400	466,583
Veolia Environnement SA, (5 year EUR Swap + 2.84%), 2.50%(b)(i)	300	357,504

		5,002,144

Germany — 1.4%
Adler Group SA, 3.25%, 08/05/25.	200	244,653
Bayer AG, (5 year EUR Swap + 2.55%), 3.75%, 07/01/74(b)	150	187,867
DEMIRE Deutsche Mittelstand Real Estate AG, 1.88%, 10/15/24	100	115,504
Fraport AG Frankfurt Airport Services Worldwide, 1.88%, 03/31/28	175	217,135
IHO Verwaltungs GmbH, (3.63% Cash or 4.38% PIK), 3.63%, 05/15/25(h)	100	120,415
Merck KGaA, (5 year EURIBOR ICE Swap Rate + 2.94%), 2.88%, 06/25/79(b)	200	258,470
Nidda Healthcare Holding GmbH, 3.50%, 09/30/24	200	236,500
Phoenix PIB Dutch Finance BV, 2.38%, 08/05/25	100	122,528
Summit Properties Ltd., 2.00%, 01/31/25	100	117,686
Techem Verwaltungsgesellschaft 674 mbH, 6.00%, 07/30/26	100	122,262
thyssenkrupp AG, 1.88%, 03/06/23	185	219,776
TK Elevator Midco GmbH
4.38%, 07/15/27	100	123,829
(3 mo. EURIBOR + 4.75%), 4.75%, 07/15/27(b)	115	137,896
TK Elevator US Newco Inc., 5.25%, 07/15/27(c)	USD 200	210,750
ZF Finance GmbH
3.00%, 09/21/25	EUR 100	125,668
2.00%, 05/06/27	200	238,336
3.75%, 09/21/28	100	129,768

		2,929,043

Guatemala(c) — 0.3%
Central American Bottling Corp., 5.75%, 01/31/27	USD 258	268,449
Energuate Trust, 5.88%, 05/03/27	303	315,366

		583,815

Security	Par (000)	Value

Hong Kong — 0.0%
Pearl Holding III Ltd., 9.50%, 12/11/22	USD 200	$74,163

India — 0.7%
Azure Power Solar Energy Pvt Ltd., 5.65%, 12/24/24	200	211,475
Jubilant Pharma Ltd., 6.00%, 03/05/24	200	210,225
Muthoot Finance Ltd.
6.13%, 10/31/22(c)	200	207,100
4.40%, 09/02/23	200	205,350
ReNew Power Synthetic, 6.67%, 03/12/24	200	209,912
Shriram Transport Finance Co. Ltd., 5.95%, 10/24/22	200	204,610
Vedanta Resources Finance II PLC, 13.88%, 01/21/24	200	217,400

		1,466,072

Indonesia — 0.4%
Global Prime Capital Pte Ltd., 5.95%, 01/23/25	200	207,350
JGC Ventures Pte Ltd., 10.75%, 08/30/21(e)(g)	200	105,438
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.88%, 07/17/49	200	217,600
Theta Capital Pte Ltd., 8.13%, 01/22/25	200	206,412

		736,800

Ireland(b) — 0.4%
AIB Group PLC, (5 year EUR Swap + 3.30%), 2.88%, 05/30/31	EUR 350	443,767
Bank of Ireland Group PLC
(5 year CMT + 2.50%), 4.13%, 09/19/27	USD 200	204,516
(5 year EUR Swap + 2.80%), 2.38%, 10/14/29	EUR 100	123,633

		771,916

Israel(c) — 0.2%
Energean Israel Finance Ltd., 4.88%, 03/30/26	USD 170	174,250
Leviathan Bond Ltd., 5.75%, 06/30/23	276	288,260

		462,510

Italy — 1.0%
Assicurazioni Generali SpA, (3 mo. EURIBOR + 5.35%), 5.00%, 06/08/48(b)	EUR 100	143,909
Autostrade per l’Italia SpA
5.88%, 06/09/24	100	136,658
2.00%, 12/04/28	100	123,377
Centurion Bidco SpA, 5.88%, 09/30/26	100	123,831
Intesa Sanpaolo SpA, 5.71%, 01/15/26(c)	USD 450	509,011
Rossini Sarl, 6.75%, 10/30/25	EUR 300	372,465
Sisal Group SpA, 7.00%, 07/31/23.	69	82,058
Telecom Italia SpA
1.13%, 03/26/22(j)	100	118,900
4.00%, 04/11/24	100	127,909
UniCredit SpA, (5 year EUR Swap + 2.40%), 2.00%, 09/23/29(b)	200	238,814

		1,976,932

Japan — 0.2%
SoftBank Group Corp.
4.75%, 07/30/25	100	130,433
(5 year USD ICE Swap + 4.23%), 6.00%(b)(i)	USD 200	202,020

		332,453

Lithuania — 0.1%
ASG Finance Designated Activity Co., 7.88%, 12/03/24(c)	229	222,631

Luxembourg — 0.5%
Adler Group SA, 2.75%, 11/13/26	EUR 100	119,909
Altice Financing SA, 2.25%, 01/15/25	100	115,019

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Luxembourg (continued)
Atento Luxco 1 SA, 8.00%, 02/10/26(c)	USD	200	$217,225
Garfunkelux Holdco 3 SA, 7.75%, 11/01/25	GBP	100	144,002
Millicom International Cellular SA, 4.50%, 04/27/31(c)	USD	255	265,248
Summer BC Holdco B Sarl, 5.75%, 10/31/26	EUR	100	124,053

			985,456

Macau — 0.2%
MGM China Holdings Ltd., 5.88%, 05/15/26	USD	200	209,537
Wynn Macau Ltd., 5.50%, 01/15/26		200	208,913

			418,450

Mauritius — 0.3%
HTA Group Ltd., 7.00%, 12/18/25(c)		200	212,287
India Green Energy Holdings, 5.38%, 04/29/24(c)		250	261,797
Network i2i Ltd., (5 year CMT + 4.27%), 5.65%(b)(i)		200	213,500

			687,584

Mexico — 1.3%
BBVA Bancomer SA/Texas, 1.88%, 09/18/25(c)		555	560,356
Cemex SAB de CV, 3.13%, 03/19/26	EUR	200	243,271
Controladora Mabe SA de CV, 5.60%, 10/23/28(c)	USD	444	517,343
Cydsa SAB de CV, 6.25%, 10/04/27(c)		600	632,370
Operadora de Servicios Mega SA de CV Sofom ER, 8.25%, 02/11/25(c)		400	398,950
Petroleos Mexicanos, 6.50%, 03/13/27		244	259,372

			2,611,662

Netherlands — 1.7%
ASR Nederland NV, (5 year EUR Swap + 4.00%), 3.38%, 05/02/49(b)	EUR	400	530,765
Dufry One BV, 2.00%, 02/15/27		100	111,759
Greenko Dutch BV, 3.85%, 03/29/26	USD	200	205,000
ING Groep NV, (5 year EUR Swap + 2.40%), 2.13%, 05/26/31(b)	EUR	400	504,181
NN Group NV, (3 mo. EURIBOR + 4.95%), 4.63%, 01/13/48(b)		500	706,120
OCI NV, 3.63%, 10/15/25		100	123,645
PPF Telecom Group BV, 3.25%, 09/29/27		100	127,468
Teva Pharmaceutical Finance Netherlands II BV, 1.13%, 10/15/24		100	111,038
United Group BV, 4.88%, 07/01/24		440	527,339
VEON Holdings BV, 4.00%, 04/09/25(c)	USD	200	210,500
Vivo Energy Investments BV, 5.13%, 09/24/27(c)		332	353,746

			3,511,561

Panama(c)(h) — 0.7%
Avianca Holdings SA
(3 mo. LIBOR US + 10.50% Cash or 3 mo. LIBOR US + 12.00% PIK), 12.15%, 11/10/21		1,313	1,313,174
Series APRL, (3 mo. LIBOR US + 10.50% Cash or 3 mo. LIBOR US + 12.00% PIK), 12.15%, 11/10/21		84	84,210

			1,397,384

Peru — 0.2%
Nexa Resources SA, 5.38%, 05/04/27(c)		397	425,485

Portugal — 0.2%
EDP - Energias de Portugal SA, (5 year EUR Swap + 4.29%), 4.50%, 04/30/79(b)	EUR	300	387,296

Saudi Arabia — 0.2%
Arabian Centres Sukuk II Ltd., 5.63%, 10/07/26(c)	USD	300	317,906

Security	Par (000)		Value

Singapore — 0.5%
Puma International Financing SA, 5.13%, 10/06/24(c)	USD	1,000	$1,006,250

South Africa — 0.1%
Sasol Financing USA LLC, 6.50%, 09/27/28		200	225,000

Spain — 0.5%
CaixaBank SA, (5 year EUR Swap + 1.68%), 2.25%, 04/17/30(b)	EUR	300	372,571
Cirsa Finance International Sarl, 7.88%, 12/20/23(c)	USD	200	203,620
ContourGlobal Power Holdings SA, 4.13%, 08/01/25	EUR	200	242,135
Ferrovial Netherlands BV, (5 year EUR Swap + 2.13%), 2.12%(b)(i)		100	118,238
Lorca Telecom Bondco SA, 4.00%, 09/18/27		100	120,650

			1,057,214

Sweden — 0.1%
Heimstaden Bostad AB, (5 year EUR Swap + 3.15%), 2.63%(b)(i)		100	117,063
Verisure Holding AB, 3.50%, 05/15/23		144	172,114

			289,177

Switzerland — 0.1%
ELM BV for Firmenich International SA, (5 year EUR Swap + 4.39%), 3.75%(b)(i)		130	166,186

Thailand — 0.1%
Bangkok Bank PCL, (5 year CMT + 1.90%), 3.73%, 09/25/34(b)	USD	200	207,413

Ukraine — 0.2%
MHP Lux SA, 6.25%, 09/19/29(c)		400	397,700

United Arab Emirates — 0.2%
MAF Sukuk Ltd., 4.64%, 05/14/29		334	375,082

United Kingdom — 2.1%
Arqiva Broadcast Finance PLC, 6.75%, 09/30/23	GBP	100	141,996
Arrow Global Finance PLC, 5.13%, 09/15/24		240	334,074
Barclays PLC
4.84%, 05/09/28	USD	500	562,092
(5 year EUR Swap + 1.90%), 2.00%, 02/07/28(b)	EUR	400	486,251
BP Capital Markets PLC, (5 year EUR Swap + 4.12%), 3.63%(b)(i)		350	451,251
eG Global Finance PLC, 4.38%, 02/07/25		100	116,870
HSBC Holdings PLC, 4.38%, 11/23/26	USD	250	281,900
Ladbrokes Group Finance PLC
5.13%, 09/16/22	GBP	7	9,639
5.13%, 09/08/23		200	291,185
Liquid Telecommunications Financing PLC, 5.50%, 09/04/26(c)	USD	238	242,686
Nationwide Building Society, (5 year USD ICE Swap + 1.85%), 4.13%, 10/18/32(b)(c)		300	327,345
Natwest Group PLC(b)
(5 year CMT + 2.10%), 3.75%, 11/01/29		300	318,750
(5 year CMT + 2.35%), 3.03%, 11/28/35		200	200,320
Pinewood Finance Co. Ltd., 3.25%, 09/30/25	GBP	100	140,562
Thames Water Kemble Finance PLC, 4.63%, 05/19/26		167	236,368
Vmed O2 UK Financing I PLC, 3.25%, 01/31/31	EUR	133	158,077

			4,299,366

United States — 13.5%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(c)	USD	35	37,363
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.63%, 01/15/27(c)		33	34,516

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Ambac Assurance Corp., 5.10%(c)(i)	USD 23	$31,742
Ambac LSNI LLC, (3 mo. LIBOR US + 5.00%), 6.00%, 02/12/23(b)(c)	459	459,357
American Airlines Group, Inc.(a)
4.87%, 04/22/25	143	142,781
4.00%, 12/15/25	125	124,360
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(c)	17	17,420
AMN Healthcare, Inc., 4.63%, 10/01/27(c)	148	153,802
Aramark Services, Inc., 5.00%, 02/01/28(c)	28	29,322
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
2.13%, 08/15/26	EUR 100	118,540
4.75%, 07/15/27	GBP 140	197,148
Ashton Woods USA LLC/Ashton Woods Finance Co.(c)
9.88%, 04/01/27	USD 278	310,665
6.63%, 01/15/28	305	324,825
Axalta Coating Systems Dutch Holding B BV, 3.75%, 01/15/25	EUR 100	120,603
Boxer Parent Co., Inc., 6.50%, 10/02/25	100	125,776
Boyd Gaming Corp., 4.75%, 12/01/27	USD 265	274,275
Bristow Group, Inc., 6.88%, 03/01/28(c)	197	200,940
Buckeye Partners LP
4.13%, 03/01/25(c)	124	128,495
3.95%, 12/01/26	15	15,263
Caesars Entertainment, Inc.(c)
6.25%, 07/01/25	337	357,220
8.13%, 07/01/27	213	236,899
Calpine Corp.(c)
4.50%, 02/15/28	817	833,340
5.13%, 03/15/28	512	520,960
Cedar Fair LP, 5.25%, 07/15/29	12	12,360
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27	12	12,360
Centennial Resource Production LLC, 5.38%, 01/15/26(c)	1,000	980,000
Charles River Laboratories International, Inc., 4.25%, 05/01/28(c)	12	12,405
Chesapeake Energy Corp.(c)
5.50%, 02/01/26	79	83,345
5.88%, 02/01/29	29	31,391
Churchill Downs, Inc., 4.75%, 01/15/28(c)	12	12,417
Citgo Holding, Inc., 9.25%, 08/01/24(c)	224	228,480
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(c)	38	40,482
Clear Channel Worldwide Holdings, Inc., 5.13%, 08/15/27(c)	433	443,920
Coty, Inc., 6.50%, 04/15/26(c)	72	72,940
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(c)	29	30,015
DAE Funding LLC, 3.38%, 03/20/28(c)	315	322,481
Dave & Buster’s, Inc., 7.63%, 11/01/25(c)	30	32,288
DCP Midstream Operating LP, 5.13%, 05/15/29	15	16,575
Encore Capital Group, Inc., 4.88%, 10/15/25	EUR 100	125,245
Endeavor Energy Resources LP/EER Finance, Inc.(c)
5.50%, 01/30/26	USD 12	12,465
5.75%, 01/30/28	25	26,656
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(c)	1,050	1,109,010

Security	Par (000)	Value

United States (continued)
Forestar Group, Inc.(c)
3.85%, 05/15/26	USD 144	$145,303
5.00%, 03/01/28	384	397,440
Full House Resorts, Inc., 8.25%, 02/15/28(c)	21	22,890
Golden Entertainment, Inc., 7.63%, 04/15/26(c)	149	158,312
Hanesbrands, Inc., 4.88%, 05/15/26(c)	22	23,760
Howard Hughes Corp., 5.38%, 08/01/28(c)	116	123,149
Howmet Aerospace, Inc., 6.75%, 01/15/28	1,540	1,855,699
iHeartCommunications, Inc.
6.38%, 05/01/26	20	20,994
5.25%, 08/15/27(c)	19	19,863
4.75%, 01/15/28(c)	12	12,345
IRB Holding Corp., 7.00%, 06/15/25(c)	108	116,642
Lamar Media Corp., 3.75%, 02/15/28	15	15,263
Level 3 Financing, Inc.(c)
4.63%, 09/15/27	25	25,948
4.25%, 07/01/28	399	404,889
3.63%, 01/15/29	325	313,625
M/I Homes, Inc., 4.95%, 02/01/28	314	327,580
Masonite International Corp., 5.38%, 02/01/28(c)	12	12,716
Matador Resources Co., 5.88%, 09/15/26	26	26,780
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
4.50%, 09/01/26	1,612	1,720,810
5.75%, 02/01/27	18	20,027
MGM Resorts International
4.63%, 09/01/26	10	10,563
5.50%, 04/15/27	17	18,658
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(c)	162	162,202
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(c)	15	15,544
Nexstar Broadcasting, Inc., 5.63%, 07/15/27(c)	421	446,260
NRG Energy, Inc., 5.25%, 06/15/29(c)	18	19,148
OI European Group BV, 2.88%, 02/15/25	EUR 100	120,263
Outfront Media Capital LLC/Outfront Media Capital Corp.(c)
5.00%, 08/15/27	USD 16	16,566
4.63%, 03/15/30	12	12,180
Owens-Brockway Glass Container, Inc., 6.38%, 08/15/25(c)	1,495	1,657,581
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/29(c)	50	51,722
Periama Holdings LLC, 5.95%, 04/19/26	200	217,100
Pioneer Energy Services Corp.(a)(c)(h)
(11.00% Cash or 11.00% PIK), 11.00%, 05/15/25	624	628,424
(5.00% PIK), 5.00%, 11/15/25(j)	463	514,478
Playtika Holding Corp., 4.25%, 03/15/29(c)	46	45,968
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc., 3.63%, 03/01/29(c)	106	104,675
Renewable Energy Group, Inc., 5.88%, 06/01/28(c)	8	8,390
RHP Hotel Properties LP/RHP Finance Corp., 4.75%, 10/15/27	17	17,460
Sasol Financing USA LLC, 4.38%, 09/18/26	200	206,250
Scientific Games International, Inc., 7.00%, 05/15/28(c)	280	305,816
SeaWorld Parks & Entertainment, Inc.(c)
8.75%, 05/01/25	478	517,865
9.50%, 08/01/25	195	209,137
Select Medical Corp., 6.25%, 08/15/26(c)	515	548,485

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Service Properties Trust
4.50%, 06/15/23	USD 359	$367,975
7.50%, 09/15/25	41	46,420
SES SA, (5 year EUR Swap + 5.40%), 5.63%(b)(i)	EUR 200	258,790
Sirius XM Radio, Inc., 5.50%, 07/01/29(c)	USD 31	33,781
SM Energy Co., 10.00%, 01/15/25(c)	244	275,315
SRS Distribution, Inc., 4.63%, 07/01/28(c)	17	17,383
Standard Industries, Inc., 4.75%, 01/15/28(c)	25	26,168
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	15	15,686
4.50%, 05/15/29(c)	49	49,857
Talen Energy Supply LLC, 6.63%, 01/15/28(c)	386	353,518
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.00%, 01/15/28	19	20,045
5.50%, 03/01/30	25	27,492
Taylor Morrison Communities, Inc.(c)
5.88%, 06/15/27	378	427,612
5.75%, 01/15/28	1,287	1,453,023
TEGNA, Inc.
4.63%, 03/15/28	210	217,875
5.00%, 09/15/29	27	28,255
Tenet Healthcare Corp.(c)
6.25%, 02/01/27	37	38,619
5.13%, 11/01/27	37	38,804
4.63%, 06/15/28	34	34,993
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24(c)	909	940,401
Travel + Leisure Co., 6.63%, 07/31/26(c)	132	149,556
Tri Pointe Homes, Inc.
5.25%, 06/01/27	295	320,075
5.70%, 06/15/28	27	29,768
United Airlines Pass-Through Trust
Series 2019-2, Class B, 3.50%, 11/01/29	144	142,782
Series 2020-1, Class A, 5.88%, 10/15/27	359	398,087
VICI Properties LP/VICI Note Co., Inc.(c)
4.25%, 12/01/26	31	32,247
3.75%, 02/15/27	19	19,325
4.63%, 12/01/29	277	294,312
4.13%, 08/15/30	25	25,671
Vistra Operations Co. LLC(c)
5.50%, 09/01/26	25	25,781
5.63%, 02/15/27	32	33,200
William Lyon Homes, Inc., 6.63%, 07/15/27(c)	853	912,710
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(c)
5.50%, 03/01/25	44	47,382
5.25%, 05/15/27	22	23,630
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(c)	299	315,819
XHR LP(c)
6.38%, 08/15/25	104	110,630
4.88%, 06/01/29	16	16,520

		27,588,724

Security	Par (000)		Value

Vietnam — 0.1%
Mong Doung Finacial Holdings BV, 5.13%, 05/07/29	USD 250		$250,281

Total Corporate Bonds — 39.2% (Cost: $77,594,990)			80,146,007

Floating Rate Loan Interests(b)

Canada — 0.7%
Kestrel Bidco, Inc., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26	1,512		1,481,735

Luxembourg — 0.7%
Connect Finco Sarl, 2021 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 12/12/26	494		494,001
Intelsat Jackson Holdings SA 2017 Term Loan B4, (PRIME + 5.50%), 8.75%, 01/02/24	430		437,459
2020 DIP Term Loan, (PRIME + 4.75%, 1.00% Floor), 6.50%, 07/13/22	406		408,189

			1,339,649

Netherlands — 0.2%
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.65%, 07/10/25	483		482,878

United States — 7.7%
18 Fremont Street Acquisition LLC, Term Loan B, (3 mo. LIBOR + 8.00%, 1.50% Floor), 9.50%, 08/09/25	1,127		1,149,626
Advanced Drainage Systems, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.38%, 07/31/26	26		26,461
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.85%, 02/02/26	237		230,952
Allegiant Travel Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 3.16%, 02/05/24	1,111		1,103,745
BCP Raptor II LLC, 1st Lien Term Loan, (1 mo. LIBOR + 4.75%), 4.85%, 11/03/25	—	(k)	429
Buckeye Partners LP, 2021 Term Loan B, (1 mo. LIBOR + 2.25%), 2.35%, 11/01/26	771		765,482
Caesars Resort Collection LLC, 2020 Term Loan B1, (1 mo. LIBOR + 4.50%), 4.60%, 07/20/25	234		234,816
Citgo Holding, Inc., 2019 Term Loan B, (3 mo. LIBOR + 2.00%, 1.00% Floor), 8.00%, 08/01/23	94		92,163
Cornerstone Building Brands, Inc., 2021 Term Loan B, (1 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 04/12/28	1,430		1,427,664
CSC Holdings LLC, 2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.57%, 04/15/27	245		242,314
Diamond Sports Group LLC, Term Loan, (1 mo. LIBOR + 3.25%), 3.36%, 08/24/26	857		513,085
Foundation Building Materials Holding Company LLC, 2021 Term Loan, (3 mo. LIBOR + 3.25%, 0.50% Floor), 3.75%, 02/03/28	48		47,376
Gates Global LLC, 2021 Term Loan B3, (1 mo. LIBOR + 2.75%, 0.75% Floor), 3.50%, 03/31/27	1,255		1,248,836
Genesee & Wyoming, Inc., Term Loan, (3 mo. LIBOR + 2.00%), 2.15%, 12/30/26	236		233,718

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

United States (continued)
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%, 0.75% Floor), 3.25%, 10/04/23	USD 304	$301,335
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.09%, 11/15/27	484	479,554
Jeld-Wen, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.10%, 12/14/24	864	862,705
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.38%, 09/19/26	44	43,566
Lamar Media Corp., 2020 Term Loan B, (1 mo. LIBOR + 1.50%), 1.58%, 02/06/27	34	33,170
LBM Acquisition LLC
Delayed Draw Term Loan, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	9	8,968
Term Loan B, (3 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	61	60,530
MI Windows And Doors LLC, 2020 Term Loan, (1 mo. LIBOR + 3.75%, 0.75% Floor), 4.50%, 12/18/27	76	75,668
Pacific Gas & Electric Co., 2020 Term Loan, (3 mo. LIBOR + 3.00%, 0.50% Floor), 3.50%, 06/23/25	232	228,331
PCI Gaming Authority, Term Loan, (1 mo. LIBOR + 2.50%), 2.60%, 05/29/26	393	390,626
Playtika Holding Corp., 2021 Term Loan, (1 mo. LIBOR + 2.75%), 2.85%, 03/11/28	365	363,219
PLH Infrastructure Services, Inc., 2018 Term Loan, (3 mo. LIBOR + 6.00%), 6.19%, 08/07/23(a)	284	284,964
Robertshaw US Holding Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/28/25	832	803,352
Scientific Games International, Inc., 2018 Term Loan B5, (1 mo. LIBOR + 2.75%), 2.85%, 08/14/24	1,529	1,517,175
SCIH Salt Holdings, Inc., 2021 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 0.75% Floor), 4.75%, 03/16/27	189	189,316
Select Medical Corp., 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.36%, 03/06/25	141	139,297
Summit Materials Companies I LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.10%, 11/21/24	835	831,266
The Enterprise Development Authority, Term Loan B, (3 mo. LIBOR + 4.25%, 0.75% Floor), 5.00%, 02/18/28(a)	283	284,121
TransDigm, Inc., 2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.35%, 12/09/25	746	734,200
White Cap Buyer LLC, Term Loan B, (3 mo. LIBOR + 4.00%, 0.50% Floor), 4.50%, 10/19/27	308	308,836
XPO Logistics, Inc., 2018 Term Loan B, (3 mo. LIBOR + 1.75%), 1.88%, 02/24/25	471	468,601

		15,725,467

Total Floating Rate Loan Interests — 9.3% (Cost: $19,451,391)		19,029,729

Security	Par (000)		Value

Foreign Agency Obligations

Bahrain — 0.3%
Bahrain Government International Bond, 6.75%, 09/20/29	USD	200	$219,288
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25		410	473,934

			693,222

Colombia — 0.6%
Colombia Government International Bond
8.13%, 05/21/24		317	374,218
4.50%, 01/28/26		340	371,089
3.88%, 04/25/27		370	393,079

			1,138,386

Dominican Republic — 0.4%
Dominican Republic International Bond
5.95%, 01/25/27		322	362,250
4.50%, 01/30/30(c)		380	387,790

			750,040

Egypt — 0.9%
Egypt Government International Bond
5.75%, 05/29/24(c)		305	324,596
5.88%, 06/11/25		700	747,381
6.38%, 04/11/31(c)	EUR	565	697,710

			1,769,687

Ghana — 0.1%
Ghana Government International Bond, 8.63%, 04/07/34(c)	USD	300	308,906

Indonesia — 0.1%
Indonesia Government International Bond, 4.10%, 04/24/28		200	225,913

Morocco — 0.2%
Morocco Government International Bond, 3.00%, 12/15/32(c)		370	357,050

Panama — 0.1%
Panama Government International Bond, 3.16%, 01/23/30		275	288,200

Romania — 0.2%
Romanian Government International Bond, 3.00%, 02/14/31(c)		334	346,379

Russia — 0.2%
Russian Foreign Bond - Eurobond, 4.75%, 05/27/26		400	454,950

Saudi Arabia — 0.3%
Saudi Government International Bond, 4.50%, 04/17/30		508	598,424

Sri Lanka — 0.1%
Sri Lanka Government International Bond
7.85%, 03/14/29		200	126,537
7.55%, 03/28/30		200	126,475

			253,012

Ukraine — 0.6%
Ukraine Government International Bond
7.75%, 09/01/22		100	104,950
7.75%, 09/01/23		230	247,825
8.99%, 02/01/24		224	248,416

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ukraine (continued)
Ukraine Government International Bond (continued)
7.75%, 09/01/24	USD 160	$174,530
7.75%, 09/01/25	100	109,500
7.25%, 03/15/33(c)	400	415,950

		1,301,171

Total Foreign Agency Obligations — 4.1% (Cost: $8,075,618)		8,485,340

Non-Agency Mortgage-Backed Securities

United States — 12.9%
Alternative Loan Trust, Series 2007-AL1, Class A1, (1 mo. LIBOR US + 0.25%), 0.34%, 06/25/37(b)	640	509,676
ARI Investments LLC, 4.59%, 01/06/25(a)	701	696,580
Bayview Commercial Asset Trust, Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.50%), 1.59%, 12/25/37(b)(c)	2,000	1,920,094
BBCMS Mortgage Trust, Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.45%), 1.52%, 03/15/37(b)(c)	500	485,700
BCAP LLC Trust, Series 2012-RR3, Class 1A5, 6.25%, 12/26/37(b)(c)	739	679,703
Benchmark Mortgage Trust, Series 2018-B7, Class C, 5.02%, 05/15/53(b)	1,000	1,135,964
BX Commercial Mortgage Trust(b)(c)
Series 2018-IND, Class H, (1 mo. LIBOR US + 3.00%), 3.07%, 11/15/35	700	701,304
Series 2020-BXLP, Class F, (1 mo. LIBOR US + 2.00%), 2.07%, 12/15/36.	377	376,549
BX Trust, Series 2019-OC11, Class E, 4.08%, 12/09/41(b)(c)	652	681,889
BXP Trust(b)(c)
Series 2017-CC, Class D, 3.67%, 08/13/37	180	189,718
Series 2017-CC, Class E, 3.67%, 08/13/37	350	358,600
CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class E, (1 mo. LIBOR US + 2.15%), 2.22%, 12/15/37(b)(c)	633	634,181
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class C, 4.91%, 01/10/48(b)	1,000	1,040,591
CFK Trust, Series 2019-FAX, Class E, 4.79%, 01/15/39(b)(c)	1,000	1,065,785
Citigroup Commercial Mortgage Trust(b)
Series 2015-GC27, Class C, 4.57%, 02/10/48	756	800,572
Series 2016-C1, Class C, 5.11%, 05/10/49	534	591,626
Series 2016-C1, Class D, 5.11%, 05/10/49(c)	700	719,014
Series 2016-P3, Class D, 2.80%, 04/15/49(c)	500	378,997
Cold Storage Trust, Series 2020-ICE5, Class F, (1 mo. LIBOR US + 3.49%), 3.57%, 11/15/37(b)(c)	197	198,693
DBGS Mortgage Trust, Series 2019-1735, Class F, 4.33%, 04/10/37(b)(c)	499	418,501
DBJPM Mortgage Trust, Series 2017-C6, Class XD, 1.00%, 06/10/50(b)	11,000	530,200
DBUBS Mortgage Trust, Series 2017-BRBK, Class F, 3.65%, 10/10/34(b)(c)	390	395,398
GS Mortgage Securities Trust(c)
Series 2017-GS7, Class D, 3.00%, 08/10/50	375	347,157
Series 2017-GS7, Class E, 3.00%, 08/10/50	300	268,716

Security	Par (000)	Value

United States (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class FFX, 5.54%, 07/05/33(b)(c)	USD 59	$60,154
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class D1, 4.27%, 12/15/48(b)(c)	1,619	1,599,652
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP5, Class D, 4.77%, 03/15/50(b)(c)	140	143,081
LSTAR Commercial Mortgage Trust(b)(c)
Series 2017-5, Class C, 4.87%, 03/10/50	1,000	1,018,707
Series 2017-5, Class X, 1.14%, 03/10/50	11,276	314,802
MAD Mortgage Trust(b)(c)
Series 2017-330M, Class D, 4.11%, 08/15/34	130	132,886
Series 2017-330M, Class E, 4.17%, 08/15/34	180	181,284
MASTR Reperforming Loan Trust, Series 2005-1, Class 1A5, 8.00%, 08/25/34(c)	834	792,211
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C23, Class D, 4.28%, 07/15/50(b)(c)	310	313,310
Series 2015-C25, Class D, 3.07%, 10/15/48	39	38,281
Morgan Stanley Capital I Trust
Series 2017-H1, Class D, 2.55%, 06/15/50(c)	1,010	851,319
Series 2017-H1, Class XD, 2.32%, 06/15/50(b)(c)	8,625	903,814
Series 2018-H4, Class C, 5.24%, 12/15/51(b)	711	773,741
Series 2018-MP, Class E, 4.42%, 07/11/40(b)(c)	250	230,110
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.55%), 2.62%, 07/15/35(b)(c)	220	219,030
Series 2019-NUGS, Class E, (1 mo. LIBOR US + 2.24%), 3.74%, 12/15/36(b)(c)	381	382,506
Olympic Tower Mortgage Trust(b)(c)
Series 2017-OT, Class D, 4.08%, 05/10/39	140	138,982
Series 2017-OT, Class E, 4.08%, 05/10/39	190	171,241
Park Avenue Trust, Series 2017-245P, Class E, 3.78%, 06/05/37(b)(c)	380	370,085
RALI Trust, Series 2006-QO6, Class A1, (1 mo. LIBOR US + 0.36%), 0.45%, 06/25/46(b)	2,636	841,462
US 2018-USDC, Series 2018-USDC, Class E, 4.64%, 05/13/38(b)(c)	269	232,087
Wells Fargo Commercial Mortgage Trust(b)
Series 2016-C37, Class C, 4.63%, 12/15/49	701	750,717
Series 2016-NXS5, Class D, 5.15%, 01/15/59	500	537,452
Wells Fargo Mortgage Backed Securities Trust, Series 2008-AR1, Class A2, 2.94%, 03/25/38(b)	376	276,351

Total Non-Agency Mortgage-Backed Securities — 12.9% (Cost: $25,490,635)		26,398,473

Preferred Securities

Capital Trusts — 4.0%

Belgium — 0.1%
Solvay Finance SA, 5.43%(b)(i)	EUR 140	182,965

China — 0.1%
King Talent Management Ltd., 5.60%(b)(i)	USD 200	178,850

Denmark — 0.4%
Orsted A/S, 2.25%, 12/31/99(b)	EUR 600	743,477

France(b)(i) — 0.7%
Electricite de France SA
5.38%	100	132,989
3.00%	400	490,191

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

France (continued)
Electricite de France SA (continued) 3.38%	EUR	200	$247,525
Engie SA, 3.25%		400	513,430

			1,384,135

Germany(b)(i) — 0.2%
ATF Netherlands BV, 3.75%		100	123,170
Volkswagen International Finance NV, 4.63%		300	404,594

			527,764

Hong Kong(b)(i) — 0.2%
FWD Ltd., 5.50%	USD	200	200,937
Nanyang Commercial Bank Ltd., 5.00%		200	200,813

			401,750

Italy — 0.2%
Eni SpA, Series NC9, 2.75%(b)(i)	EUR	350	417,088

Luxembourg — 0.1%
SES SA, 2.88%(b)(i)		250	298,542

Netherlands(i) — 0.6%
Abertis Infraestructuras Finance BV, 3.25%(b)		100	122,577
Koninklijke KPN NV, 2.00%(b)		100	120,214
Repsol International Finance BV, 2.50%(b)		250	297,920
Stichting AK Rabobank Certificaten, 2.19%		45	71,480
Volkswagen International Finance NV, 3.88%(b)		300	394,855
Wintershall Dea Finance 2 BV, Series NC5, 2.50%(b)		200	236,310

			1,243,356

Spain(b)(i) — 0.5%
CaixaBank SA, 6.00%		200	247,509
Naturgy Finance BV, 4.13%		100	124,508
Repsol International Finance BV, 3.75%		100	126,853
Telefonica Europe BV
4.38%		100	128,632
3.88%		300	382,617

			1,010,119

Switzerland — 0.3%
Argentum Netherlands BV for Swiss Re Ltd., 5.75%, 08/15/50(b)	USD	500	565,382

United Kingdom(b) — 0.4%
BP Capital Markets PLC, 3.25%(i)	EUR	100	126,638
Vodafone Group PLC
4.13%, 06/04/81	USD	600	599,100
3.10%, 01/03/79	EUR	100	123,466

			849,204

Security	Par (000)	Value

United States — 0.2%
Belden, Inc., 4.13%, 10/15/26	EUR 100	$121,525
NWD Finance BVI Ltd., 4.13%(b)(i)	USD 200	202,200

		323,725

Total Preferred Securities — 4.0% (Cost: $7,768,024)		8,126,357

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations — 0.6%
Fannie Mae Connecticut Avenue Securities, Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.09%, 10/25/29	95	97,573
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.24%, 10/25/29	1,000	1,082,662

		1,180,235

Commercial Mortgage-Backed Securities — 0.2%
FREMF Mortgage Trust, Series 2017-KGX1, Class BFX, 3.71%, 10/25/27(b)(c)	500	528,460

Total U.S. Government Sponsored Agency Securities — 0.8% (Cost: $1,572,298)		1,708,695

	Shares

Warrants

United States — 0.1%
Chesapeake Energy Corp. (Expires 02/09/26)(e)	10,706	259,899

Total Warrants — 0.1% (Cost: $ — )		259,899

Total Long-Term Investments — 84.8% (Cost: $168,789,937)		173,661,771

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 9.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(l)(m)	18,518,658	$18,518,658

Total Short-Term Securities — 9.1%
(Cost: $18,518,658)		18,518,658

Options Purchased — 0.0%
(Cost: $235,841)		93,240

Total Investments Before Options Written — 93.9%
(Cost: $187,544,436)		192,273,669

Options Written — (0.0)%
(Premiums Received: $(92,718))		(51,060)

Total Investments, Net of Options Written — 93.9%
(Cost: $187,451,718)		192,222,609
Other Assets Less Liabilities — 6.1%		12,474,305

Net Assets — 100.0%		$204,696,914

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rounds to less than $1.
(e)	Non-income producing security.
(f)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $9,598, representing less than 0.05% of its net assets as of period end, and an original cost of $1,771.

(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	Convertible security.
(k)	Amount is less than 500.
(l)	Affiliate of the Trust.
(m)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$5,995,724	$12,522,934	(a)	$—	$—	$—	$18,518,658	18,518,658	$1,190	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
Euro Bund	1	09/08/21	$205	$(1,246)
Euro-BOBL	2	09/08/21	318	(262)

				$(1,508)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	1,623,851	USD	313,000	BNP Paribas S.A.	09/15/21	$10,526
USD	22,091,555	EUR	18,224,000	BNP Paribas S.A.	09/15/21	449,553
USD	106,475	EUR	89,000	Deutsche Bank AG	09/15/21	782
USD	192,988	EUR	162,000	Morgan Stanley & Co. International PLC	09/15/21	604
USD	1,664,289	GBP	1,179,000	Barclays Bank PLC	09/15/21	33,106
USD	156,000	RUB	11,433,691	UBS AG	09/15/21	1,416
USD	900,086	EUR	737,000	UBS AG	09/16/21	24,840
USD	883,806	EUR	737,000	Bank of America N.A.	12/15/21	6,701

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Forward Foreign Currency Exchange Contracts (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,153,631	EUR	18,475,000	Bank of America N.A.	12/15/21	$166,494
USD	1,641,419	GBP	1,179,000	State Street Bank and Trust Co.	12/15/21	9,604

						703,626

EUR	18,475,000	USD	22,113,132	Bank of America N.A.	09/15/21	(173,053)
GBP	1,179,000	USD	1,641,227	State Street Bank and Trust Co.	09/15/21	(10,045)
RUB	22,839,804	USD	312,000	HSBC Bank USA N.A.	09/15/21	(3,204)
USD	156,500	BRL	793,790	Citibank N.A.	09/15/21	(1,650)
USD	156,500	BRL	792,956	UBS AG	09/15/21	(1,484)
USD	156,000	RUB	11,544,833	UBS AG	09/15/21	(87)
EUR	737,000	USD	882,208	Bank of America N.A.	09/16/21	(6,961)

						(196,484)

						$507,142

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	2,220	10/15/21	USD 82.00	USD 19,545	$93,240

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price	Notional Amount (000)	Value
Put
iShares iBoxx $ High Yield Corporate Bond ETF	2,220	10/15/21	USD 75.00	USD 19,545	$(51,060)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.33%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	06/26/23	USD	5,900	$(1,657)	$70	$(1,727)
0.52%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	06/21/24	USD	3,500	4,281	41	4,240
0.97%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	06/25/26	USD	12,250	(2,336)	165	(2,501)
1.49%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	06/25/31	USD	1,900	(5,447)	31	(5,478)
1.48%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	07/01/31	USD	6,100	(12,842)	99	(12,941)

								$(18,001)	$406	$(18,407)

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA.9	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	5,000	$(386,336)	$(518,497)	$132,161
CMBX.NA.9	3.00	Monthly	Morgan Stanley & Co. International PLC	09/17/58	NR	USD	3,000	(231,801)	(307,244)	75,443

								$(618,137)	$(825,741)	$207,604

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps, OTC Swaps and Options Written

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$406	$—	$4,240	$(22,647)	$—
OTC Swaps	—	(825,741)	207,604	—	—
Options Written	N/A	N/A	41,658	—	(51,060)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts.	$—	$—	$—	$703,626	$—	$—	$703,626
Options purchased
Investments at value — unaffiliated(a)	—	—	93,240	—	—	—	93,240
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(b)	—	—	—	—	4,240	—	4,240
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	207,604	—	—	—	—	207,604

	$—	$207,604	$93,240	$703,626	$4,240	$—	$1,008,710

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(b)	$—	$—	$—	$—	$1,508	$—	$1,508
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts.	—	—	—	196,484	—	—	196,484
Options written
Options written at value	—	—	51,060	—	—	—	51,060
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(b)	—	—	—	—	22,647	—	22,647
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	825,741	—	—	—	—	825,741

	$—	$825,741	$51,060	$196,484	$24,155	$—	$1,097,440

(a)	Includes options purchased at value as reported in the Schedule of Investments.
(b)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$(118,516)	$—	$(118,516)
Forward foreign currency exchange contracts	—	—	—	(159,126)	—	—	(159,126)
Options purchased(a)	—	—	(672,147)	(77,262)	(258,307)	—	(1,007,716)
Options written	—	—	231,701	—	44,893	—	276,594
Swaps	—	132,315	—	—	7,073	—	139,388

	$—	$132,315	$(440,446)	$(236,388)	$(324,857)	$—	$(869,376)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$90,175	$—	$90,175

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	$—	$—	$—	$1,103,617	$—	$—	$1,103,617
Options purchased(b)	—	—	(11,658)	60,962	90,037	—	139,341
Options written	—	—	(1,398)	—	(25,406)	—	(26,804)
Swaps	—	317,296	—	—	(18,407)	—	298,889

	$—	$317,296	$(13,056)	$1,164,579	$136,399	$—	$1,605,218

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,348,879
Average notional value of contracts — short	$17,976,317
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$38,522,635
Average amounts sold — in USD	$12,630,784
Options
Average value of option contracts purchased	$185,837
Average value of option contracts written	$85,657
Average notional value of swaption contracts purchased	$3,900,000
Average notional value of swaption contracts written	$—	(a)
Credit default swaps
Average notional value — sell protection	$8,029,318
Interest rate swaps
Average notional value — pays fixed rate	$14,825,000
Average notional value — receives fixed rate	$—	(a)

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments
Futures contracts	$—		$1,050
Forward foreign currency exchange contracts	703,626		196,484
Options	93,240	(a)	51,060
Swaps — centrally cleared	—		23,763
Swaps — OTC(b)	207,604		825,741

Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,004,470		1,098,098

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(93,240)		(75,873)

Total derivative assets and liabilities subject to an MNA	$911,230		$1,022,225

(a)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(b)(c)
Bank of America N.A.	$173,195	$(173,195)	$—	$—	$—
Barclays Bank PLC	33,106	—	—	—	33,106
BNP Paribas S.A.	460,079	—	—	—	460,079
Deutsche Bank AG	782	—	—	—	782
Morgan Stanley & Co. International PLC	208,208	(208,208)	—	—	—
State Street Bank and Trust Co.	9,604	(9,604)	—	—	—
UBS AG	26,256	(1,571)	—	—	24,685

	$911,230	$(392,578)	$—	$—	$518,652

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)(d)
Bank of America N.A.	$180,014	$(173,195)	$—	$—	$6,819
Citibank N.A.	1,650	—	—	—	1,650
HSBC Bank USA N.A.	3,204	—	—	—	3,204
Morgan Stanley & Co. International PLC	825,741	(208,208)	—	(610,000)	7,533
State Street Bank and Trust Co.	10,045	(9,604)	—	—	441
UBS AG	1,571	(1,571)	—	—	—

	$1,022,225	$(392,578)	$—	$(610,000)	$19,647

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$27,426,977	$250,975	$27,677,952
Common Stocks
United States	1,356,624	449,311	23,384	1,829,319
Corporate Bonds
Argentina	—	685,397	—	685,397
Australia	—	227,510	—	227,510
Austria	—	196,710	—	196,710
Bahrain	—	222,725	—	222,725
Bermuda	—	373,745	—	373,745
Brazil	—	2,863,138	—	2,863,138
British Virgin Islands	—	201,038	—	201,038
Canada	—	2,031,229	890,724	2,921,953
Cayman Islands	—	3,561,296	—	3,561,296
Chile	—	537,482	—	537,482
China	—	5,779,448	—	5,779,448

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Corporate Bonds (continued)
Colombia	$—	$263,629	$—	$263,629
Denmark	—	415,336	—	415,336
Dominican Republic	—	732,944	—	732,944
France	—	5,002,144	—	5,002,144
Germany	—	2,929,043	—	2,929,043
Guatemala	—	583,815	—	583,815
Hong Kong	—	74,163	—	74,163
India	—	1,466,072	—	1,466,072
Indonesia	—	736,800	—	736,800
Ireland	—	771,916	—	771,916
Israel	—	462,510	—	462,510
Italy	118,900	1,858,032	—	1,976,932
Japan	—	332,453	—	332,453
Lithuania	—	222,631	—	222,631
Luxembourg	—	985,456	—	985,456
Macau	—	418,450	—	418,450
Mauritius	—	687,584	—	687,584
Mexico	—	2,611,662	—	2,611,662
Netherlands	—	3,511,561	—	3,511,561
Panama	—	1,397,384	—	1,397,384
Peru	—	425,485	—	425,485
Portugal	—	387,296	—	387,296
Saudi Arabia	—	317,906	—	317,906
Singapore	—	1,006,250	—	1,006,250
South Africa	—	225,000	—	225,000
Spain	—	1,057,214	—	1,057,214
Sweden	—	289,177	—	289,177
Switzerland	—	166,186	—	166,186
Thailand	—	207,413	—	207,413
Ukraine	—	397,700	—	397,700
United Arab Emirates	—	375,082	—	375,082
United Kingdom	—	4,299,366	—	4,299,366
United States	—	26,178,681	1,410,043	27,588,724
Vietnam	—	250,281	—	250,281
Floating Rate Loan Interests	—	18,460,644	569,085	19,029,729
Foreign Agency Obligations	—	8,485,340	—	8,485,340
Non-Agency Mortgage-Backed Securities	—	25,701,893	696,580	26,398,473
Preferred Securities
Capital Trusts	—	8,126,357	—	8,126,357
U.S. Government Sponsored Agency Securities	—	1,708,695	—	1,708,695
Warrants	259,899	—	—	259,899
Short-Term Securities
Money Market Funds	18,518,658	—	—	18,518,658
Options Purchased
Equity Contracts	93,240	—	—	93,240
Unfunded Floating Rate Loan Interests	—	10	—	10

	$20,347,321	$168,085,567	$3,840,791	$192,273,679

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$207,604	$—	$207,604
Foreign Currency Exchange Contracts	—	703,626	—	703,626
Interest Rate Contracts	—	4,240	—	4,240
Liabilities
Equity Contracts	(51,060)	—	—	(51,060)
Foreign Currency Exchange Contracts	—	(196,484)	—	(196,484)
Interest Rate Contracts	(1,508)	(22,647)	—	(24,155)

	$(52,568)	$696,339	$—	$643,771

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock 2022 Global Income Opportunity Trust (BGIO)

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Total
Assets
Opening balance, as of December 31, 2020	$—	$61,356	$1,848,339	$43,676	$964,425	$2,917,796
Transfers into Level 3	—	—	—	269,205	—	269,205
Transfers out of Level 3	—	—	—	(43,676)	(236,664)	(280,340)
Accrued discounts/premiums	—	—	25,792	896	—	26,688
Net realized gain (loss)	—	—	2,248	104	—	2,352
Net change in unrealized appreciation (depreciation)(a)(b)	975	(94,972)	430,635	22,215	6,349	365,202
Purchases	250,000	57,000	70,235	285,565	—	662,800
Sales	—	—	(76,482)	(8,900)	(37,530)	(122,912)

Closing balance, as of June 30, 2021	$250,975	$23,384	$2,300,767	$569,085	$696,580	$3,840,791

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$975	$(94,972)	$430,635	$22,215	$6,349	$365,202

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 financial instruments with values based upon unadjusted third party pricing information in the amount of $1,516,640. A significant change in third party information could result in a significantly lower or higher value of such Level 3 financial instruments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$23,384	Market	EBITDA Multiple	3.50x	—

Corporate Bonds	2,300,767	Income	Discount Rate	4% - 11%	10%
		Market	EBITDA Multiple	3.50x	—

	$2,324,151

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) June 30, 2021	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
Small Business Administration Participation Certificates, Series 2000-1, 1.00%, 03/15/21(a)	$7	$—
Sterling Coofs Trust(a)
Series 2004-1, Class A, 2.36%, 04/15/29	787	7,876
Series 2004-2, Class Note, 2.08%, 03/30/30(b)	621	6,209

Total Asset-Backed Securities — 0.0% (Cost: $155,546)		14,085

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 3.5%
Kidder Peabody Acceptance Corp., Series 1993-1, Class A6, (1 mo. LIBOR US + 16.62%), 16.45%, 08/25/23	12	12,086
Seasoned Credit Risk Transfer Trust
Series 2018-2, Class MA, 3.50%, 11/25/57	957	1,003,716
Series 2018-4, Class MA, 3.50%, 03/25/58	4,895	5,146,094
Series 2019-1, Class MA, 3.50%, 07/25/58	1,592	1,675,266
Series 2019-2, Class MA, 3.50%, 08/25/58	605	637,659
Uniform Mortgage-Backed Securities
Series 2019-36, Class NJ, 3.00%, 07/25/49	2,355	2,544,588
Series 5083, Class IN, 4.50%, 07/25/32	21,905	2,542,852

		13,562,261

Commercial Mortgage-Backed Securities — 0.8%
CSAIL Commercial Mortgage Trust(c)
Series 2018-C14, Class XA, 0.72%, 11/15/51	2,379	78,272
Series 2019-C16, Class XA, 1.72%, 06/15/52	6,439	643,628
Natixis Commercial Mortgage Securities Trust, Series 2018-FL1, Class A, (1 mo. LIBOR US + 0.95%), 1.02%, 06/15/35(b)	287	282,914
One Bryant Park Trust, Series 2019-OBP, Class A, 2.52%, 09/15/54(b)	1,717	1,777,887
Wells Fargo Commercial Mortgage Trust, Series 2018-C44, Class XA, 0.90%, 05/15/51(c)	5,014	208,654

		2,991,355

Interest Only Collateralized Mortgage Obligations — 0.0%
CitiMortgage Alternative Loan Trust, Series 2007-A5, Class 1A7, 6.00%, 05/25/37	190	37,833
IndyMac INDX Mortgage Loan Trust, Series 2006-AR33, Class 4AX, 0.17%, 01/25/37	23,281	2
Vendee Mortgage Trust, Series 1999-2, Class 1, 0.00%, 05/15/29(c)	9,809	10

		37,845

Mortgage-Backed Securities(c) — 0.7%
FRESB Mortgage Trust
Series 2019-SB60, Class A10F, 3.31%, 01/25/29	1,411	1,494,523
Series 2019-SB61, Class A10F, 3.17%, 01/25/29	996	1,050,548

		2,545,071

Principal Only Collateralized Mortgage Obligations(d) — 0.1%
CHL Mortgage Pass-Through Trust, Series 2003-J8, 0.00%, 09/25/23	11	10,362

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations (continued)
Residential Asset Securitization Trust, Series 2005-A15, Class 1A8, 0.00%, 02/25/36	$137		$110,461
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-9, Class CP, 0.00%, 11/25/35	72		50,429

			171,252

Total Non-Agency Mortgage-Backed Securities — 5.1% (Cost: $19,335,660)			19,307,784

U.S. Government Sponsored Agency Securities

Agency Obligations — 2.9%
Federal Housing Administration(a)
Merrill Lynch Projects, Series 54, 7.43%, 05/15/23	—	(e)	—
USGI Projects, Series 99, 7.43%, 11/01/22 - 10/01/23	11	(e)	11,618
Resolution Funding Corp. Principal Strip, 0.00%, 04/15/30(d)	13,000		11,244,286

			11,255,904

Collateralized Mortgage Obligations — 69.3%
Ginnie Mae Mortgage-Backed Securities
Series 2011-88, Class PY, 4.00%, 06/20/41	12,680		13,824,839
Series 2012-16, Class HJ, 4.00%, 09/20/40	8,540		9,291,506
Series 2015-96, Class ZM, 4.00%, 07/20/45	7,950		9,476,893
Series 2018-91, Class ZL, 4.00%, 07/20/48	5,775		6,998,839
Uniform Mortgage-Backed Securities
Series 0040, Class K, 6.50%, 08/17/24	19		20,033
Series 1160, Class F, (1 mo. LIBOR US + 40.16%), 39.85%, 10/15/21	—	(e)	92
Series 1993-247, Class SN, (11th District Cost of Funds + 63.85%), 10.00%, 12/25/23	18		19,774
Series 2003-135, Class PB, 6.00%, 01/25/34	445		449,440
Series 2004-31, Class ZG, 7.50%, 05/25/34	2,991		3,681,101
Series 2004-84, Class SD, (1 mo. LIBOR US + 12.75%), 12.59%, 04/25/34	1,447		1,592,994
Series 2005-73, Class DS, (1 mo. LIBOR US + 17.55%), 17.31%, 08/25/35	81		102,229
Series 2010-134, Class DB, 4.50%, 12/25/40	7,000		8,072,480
Series 2010-136, Class CY, 4.00%, 12/25/40	3,060		3,456,309
Series 2010-47, Class JB, 5.00%, 05/25/30	3,782		4,219,028
Series 2011-117, Class CP, 4.00%, 11/25/41	14,350		16,408,529
Series 2011-8, Class ZA, 4.00%, 02/25/41	6,332		6,781,396
Series 2011-99, Class CB, 4.50%, 10/25/41	43,000		48,877,064
Series 2012-104, Class QD, 4.00%, 09/25/42	1,639		1,945,770
Series 2013-81, Class YK, 4.00%, 08/25/43	7,000		8,023,320
Series 2017-76, Class PB, 3.00%, 10/25/57	3,415		3,619,359
Series 2018-32, Class PS, (1 mo. LIBOR US + 7.23%), 7.13%, 05/25/48	7,118		7,938,359
Series 2018-50, Class EB, 4.00%, 07/25/48	2,001		2,316,499
Series 2218, Class Z, 8.50%, 03/15/30	707		829,378
Series 2542, Class UC, 6.00%, 12/15/22	165		168,520
Series 2731, Class ZA, 4.50%, 01/15/34	2,548		2,830,398
Series 2927, Class BZ, 5.50%, 02/15/35	2,747		3,102,988
Series 3745, Class ZA, 4.00%, 10/15/40	1,313		1,464,919
Series 3762, Class LN, 4.00%, 11/15/40	2,000		2,312,576
Series 3780, Class ZA, 4.00%, 12/15/40	3,010		3,435,781
Series 3856, Class PB, 5.00%, 05/15/41	10,000		11,383,841
Series 3960, Class PL, 4.00%, 11/15/41	2,859		3,270,863
Series 3963, Class JB, 4.50%, 11/15/41	800		895,017
Series 4016, Class BX, 4.00%, 09/15/41	15,408		17,648,317

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 4269, Class PM, 4.00%, 08/15/41	$8,884		$10,449,439
Series 4299, Class JY, 4.00%, 01/15/44	1,000		1,161,380
Series 4316, Class VB, 4.50%, 03/15/34	10,787		11,240,196
Series 4384, Class LB, 3.50%, 08/15/43	5,100		5,541,472
Series 4471, Class JB, 3.50%, 09/15/43	3,932		4,168,758
Series 4615, Class LB, 4.50%, 09/15/41	8,000		9,481,206
Series 4748, Class BM, 3.50%, 11/15/47	3,351		3,858,882
Series 4774, Class L, 4.50%, 03/15/48	10,000		11,044,624
Series 4830, Class AV, 4.00%, 10/15/33	1,069		1,214,358
Series 4880, Class LG, 3.50%, 05/15/49	2,196		2,437,399

			265,056,165

Interest Only Collateralized Mortgage Obligations — 9.1%
Ginnie Mae Mortgage-Backed Securities
Series 2009-116, Class KS, (1 mo. LIBOR US + 6.47%), 6.40%, 12/16/39	531		84,646
Series 2011-52, Class MJ, (1 mo. LIBOR US + 6.65%), 6.56%, 04/20/41	4,194		584,299
Series 2011-52, Class NS, (1 mo. LIBOR US + 6.67%), 6.60%, 04/16/41	5,058		984,357
Series 2012-97, Class JS, (1 mo. LIBOR US + 6.25%), 6.18%, 08/16/42	7,825		935,918
Series 2017-101, Class SL, (1 mo. LIBOR US + 6.20%), 6.11%, 07/20/47	14,596		2,862,113
Uniform Mortgage-Backed Securities
Series 1991-139, Class PT, 648.35%, 10/25/21	—	(e)	—
Series 1997-50, Class SI, (1 mo. LIBOR US + 9.20%), 1.20%, 04/25/23	9		63
Series 1997-90, Class M, 6.00%, 01/25/28	277		14,011
Series 1999-W4, Class IO, 6.50%, 12/25/28	52		3,384
Series 2006-36, Class PS, (1 mo. LIBOR US + 6.60%), 6.51%, 05/25/36	3,224		645,869
Series 2011-134, Class ST, (1 mo. LIBOR US + 6.00%), 5.91%, 12/25/41	19,333		4,128,684
Series 2012-96, Class DI, 4.00%, 02/25/27	505		7,639
Series 2013-10, Class PI, 3.00%, 02/25/43	5,253		472,213
Series 2013-45, Class EI, 4.00%, 04/25/43	1,775		146,167
Series 2015-66, Class AS, (1 mo. LIBOR US + 6.25%), 6.16%, 09/25/45	17,564		3,068,695
Series 2017-70, Class SA, (1 mo. LIBOR US + 6.15%), 6.06%, 09/25/47	26,141		5,571,035
Series 2019-25, Class SA, (1 mo. LIBOR US + 6.05%), 5.96%, 06/25/49	13,257		2,506,489
Series 2019-35, Class SA, (1 mo. LIBOR US + 6.10%), 6.01%, 07/25/49	4,209		773,113
Series 2020-12, Class JI, 4.50%, 03/25/50	12,234		2,181,874
Series 3744, Class PI, 4.00%, 06/15/39	2,666		139,738
Series 3796, Class WS, (1 mo. LIBOR US + 6.55%), 6.48%, 02/15/40	1,457		95,028
Series 3923, Class SD, (1 mo. LIBOR US + 6.00%), 5.93%, 09/15/41	25,187		4,749,061
Series 3954, Class SL, (1 mo. LIBOR US + 6.00%), 5.93%, 11/15/41	15,031		2,986,667
Series 4026, Class IO, 4.50%, 04/15/32	992		93,932
Series 4119, Class SC, (1 mo. LIBOR US + 6.15%), 6.08%, 10/15/42	347		64,678

Security	Par (000)		Value

Interest Only Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 4706, Class IG, 4.00%, 07/15/47	$13,115		$1,688,378
Series G92-60, Class SB, (11th District Cost of Funds + 9.35%), 1.60%, 10/25/22	3		14

			34,788,065

Mortgage-Backed Securities — 74.2%
Fannie Mae, Series 2020-M21, Class AX, 1.94%, 01/25/58(c)	1,734		285,363
Freddie Mac Structured Pass-Through Certificates
Series 5013, Class JI, 4.00%, 09/25/50	34,994		4,622,845
Series K094, Class X1, 1.02%, 06/25/29(c)	1,409		88,747
Series K104, Class X1, 1.25%, 02/25/52(c)	1,371		115,298
Series K105, Class X1, 1.64%, 03/25/53(c)	2,042		233,836
Series K107, Class X1, 1.71%, 01/25/30(c)	1,234		148,172
Series K109, Class X1, 1.70%, 04/25/30(c)	944		112,766
Series K110, Class X1, 1.81%, 04/25/30(c)	394		50,383
Series K113, Class X1, 1.49%, 06/25/30(c)	1,600		173,075
Series K115, Class X1, 1.43%, 06/25/30(c)	1,956		204,455
Series K120, Class X1, 1.13%, 10/25/30(c)	4,835		399,001
Series K122, Class X1, 0.97%, 11/25/30(c)	1,676		119,837
Series T-11, Class A9, 0.13%, 01/25/28(c)	220		227,666
Ginnie Mae Mortgage-Backed Securities
8.00%, 10/15/22 - 06/15/27	13	(e)	13,042
7.50%, 02/15/23 - 11/15/23	14	(e)	15,921
5.00%, 10/20/39	1,540		1,751,599
Series 2013-63, Class IO, 0.76%, 09/16/51(c)	7,024		199,897
Series 2014-169, Class IO, 0.68%, 10/16/56(c)	20,767		667,869
Series 2016-113, Class IO, 1.09%, 02/16/58(c)	5,580		352,858
Series 2017-64, Class IO, 0.75%, 11/16/57(c)	785		41,850
Uniform Mortgage-Backed Securities
4.00%, 07/14/21 - 02/01/56(f)	68,701		75,837,112
4.50%, 07/14/21 - 09/01/41(f)	27,133		30,072,115
5.00%, 07/14/21 - 07/14/51(f)(g)	20,330	(e)	22,936,269
5.50%, 07/14/21 - 06/01/38(f)	12,034		13,951,273
7.50%, 02/01/22	—	(e)	2
2.50%, 07/19/36(g)	180		187,699
6.50%, 12/01/37 - 10/01/39	1,873		2,201,362
2.00%, 07/14/51 - 09/14/51(g)	114,200		115,127,149
3.00%, 07/14/51(g)	4,600		4,794,871
3.50%, 07/14/51(g)	3,664		3,856,718
Series 1839, Class QA, 4.00%, 07/14/21(f)	4,607		4,976,059

			283,765,109

Principal Only Collateralized Mortgage Obligations(d) — 0.0%
Uniform Mortgage-Backed Securities
Series 1418, Class M, 0.00%, 11/15/22	2		2,097
Series 1571, Class G, 0.00%, 08/15/23	17		17,425
Series 1691, Class B, 0.00%, 03/15/24	58		57,141
Series 1993-51, Class E, 0.00%, 02/25/23	2		2,153
Series 1993-70, Class A, 0.00%, 05/25/23	1	(e)	471
Series 1999-W4, Class PO, 0.00%, 02/25/29	24		23,493
Series 2002-13, Class PR, 0.00%, 03/25/32	35		33,676
Series 203, Class 1, 0.00%, 02/25/23(e)	1		650

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Income Trust, Inc. (BKT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Principal Only Collateralized Mortgage Obligations (continued)
Uniform Mortgage-Backed Securities (continued)
Series 228, Class 1, 0.00%, 06/25/23	$—	(e)	$410
Series G93-2, Class KB, 0.00%, 01/25/23	6		5,613

			143,129

Total U.S. Government Sponsored Agency Securities — 155.5% (Cost: $579,236,558)			595,008,372

Total Long-Term Investments — 160.6% (Cost: $598,727,764)			614,330,241

Short-Term Securities

Borrowed Bond Agreements(h) — 0.3%
Credit Suisse AG, 0.05%, open(i) (Purchased on 06/24/21 to be repurchased at $ 1,030,486, Collateralized by U.S. Treasury Bonds, 2.75%, 11/15/42, par and fair values of $917,000 and $1,032,592, respectively)	1,030		1,030,479

	Shares

Money Market Funds — 2.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(j)(k)	8,839,359		8,839,359

Total Short-Term Securities — 2.6% (Cost: $9,869,838)			9,869,838

Total Investments Before Borrowed Bonds and TBA Sale Commitments — 163.2% (Cost: $608,597,602)			624,200,079

	Par (000)

Borrowed Bonds

U.S. Governments Obligations — (0.3)%
U.S. Treasury Bonds, 2.75%, 11/15/42(l)	$(917)		(1,032,592)

Total Borrowed Bonds — (0.3)% (Proceeds: $(842,347))			(1,032,592)

Security	Par (000)	Value

TBA Sale Commitments

Mortgage-Backed Securities — (18.0)%
Uniform Mortgage-Backed Securities, 2.00%, 07/14/51 - 08/12/51(g)	$ (68,200)	$(68,817,329)

Total TBA Sale Commitments — (18.0)% (Proceeds: $(68,757,685))		(68,817,329)

Total Investments, Net of Borrowed Bonds and TBA Sale Commitments — 144.9% (Cost: $538,997,570)		554,350,158
Liabilities in Excess of Other Assets — (44.9)%		(171,711,753)

Net Assets — 100.0%		$382,638,405

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	Amount is less than 500.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(g)	Represents or includes a TBA transaction.
(h)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(i)	The amount to be repurchased assumes the maturity will be the day after the period end.
(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.
(l)	All or a portion of the security has been pledged as collateral in connection with outstanding borrowed bonds.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,695,261	$—	$(3,855,902)(a)	$—	$—	$8,839,359	8,839,359	$1,057	$—

(a)	Represents net amount purchased (sold).

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Income Trust, Inc. (BKT)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Agricole Corporate And Inves	0.05%	06/11/21	07/14/21	$2,120,189	$2,120,239	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	4,592,761	4,592,870	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	1,943,394	1,943,440	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	6,470,409	6,470,561	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	9,110,651	9,110,866	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	4,011,444	4,011,538	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	2,595,064	2,595,125	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	2,128,884	2,128,934	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	4,849,083	4,849,198	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	1,772,102	1,772,143	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	5,414,514	5,414,642	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	3,639,148	3,639,234	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	2,511,516	2,511,576	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	2,503,583	2,503,642	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	3,999,011	3,999,106	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	5,687,260	5,687,394	U.S. Government Sponsored Agency Securities	Up to 30 Days
Credit Agricole Corporate And Inves	0.05	06/11/21	07/14/21	7,811,185	7,811,370	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06	06/11/21	07/14/21	14,714,988	14,715,405	U.S. Government Sponsored Agency Securities	Up to 30 Days
Royal Bank of Canada	0.06	06/11/21	07/14/21	32,860,673	32,861,604	U.S. Government Sponsored Agency Securities U.S. Government Sponsored Agency Securities	Up to 30 Days

				$118,735,859	$118,738,887

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year U.S. Treasury Note	712	09/21/21	$94,284	$316,920

Short Contracts
90-Day Euro-Dollar	6	09/13/21	1,498	(758)
10-Year U.S. Ultra Long Treasury Note	183	09/21/21	26,912	(377,621)
U.S. Long Bond	292	09/21/21	46,884	(1,428,485)
5-Year U.S. Treasury Note	85	09/30/21	10,488	33,199
90-Day Euro-Dollar	9	12/13/21	2,245	(5,350)
90-Day Euro-Dollar	6	03/14/22	1,497	(83)

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Income Trust, Inc. (BKT)

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts (continued)
90-Day Euro-Dollar	7	06/13/22	$1,745	$1,040
90-Day Euro-Dollar	7	09/19/22	1,744	2,528

				(1,775,530)

				$(1,458,610)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.05%	Quarterly	1-Month FEDL, 0.10%	Quarterly	N/A	10/21/22	USD	1,638	$1,661	$—	$1,661
3-Month SOFR, 0.05%	Quarterly	0.05%	Quarterly	N/A	10/21/22	USD	1,638	(684)	—	(684)
2.30%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	08/31/23	USD	14,100	(707,911)	98	(708,009)
2.35%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	08/31/23	USD	12,100	(621,361)	84	(621,445)
1.41%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	11/30/23	USD	4,900	(123,161)	37	(123,198)
1.70%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	11/30/23	USD	1,500	(48,831)	12	(48,843)
0.72%	Semi-Annual	3-Month LIBOR, 0.15%	Quarterly	N/A	03/13/25	USD	22,270	(38,709)	222	(38,931)
3-Month SOFR, 0.17%	Quarterly	0.17%	Quarterly	N/A	10/21/25	USD	137	(2,665)	—	(2,665)
0.18%	Quarterly	1-Month FEDL, 0.10%	Quarterly	N/A	10/21/25	USD	137	2,874	—	2,874

								$(1,538,787)	$453	$(1,539,240)

OTC Interest Rate Swaps

Paid by the Trust		Received by the Trust		Counterparty	Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month LIBOR, 5.41%	Quarterly	5.41%	Semi-Annual	JPMorgan Chase Bank N.A.	N/A	08/15/22	USD	9,565	$753,524	$—	$753,524

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$453	$—	$4,535	$(1,543,775)
OTC Swaps	—	—	753,524	—

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$353,687	$—	$353,687
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	4,535	—	4,535
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	753,524	—	753,524

	$—	$—	$—	$—	$1,111,746	$—	$1,111,746

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$1,812,297	$—	$1,812,297
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	1,543,775	—	1,543,775

	$—	$—	$—	$—	$3,356,072	$—	$3,356,072

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$—	$—	$7,271,404	$—	$7,271,404
Swaps	—	—	—	—	(18,253)	—	(18,253)

	$—	$—	$—	$—	$7,253,151	$—	$7,253,151

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$—	$—	$(2,168,205)	$—	$(2,168,205)
Swaps	—	—	—	—	420,401	—	420,401

	$—	$—	$—	$—	$(1,747,804)	$—	$(1,747,804)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$77,847,032
Average notional value of contracts — short	$97,260,685
Interest rate swaps
Average notional value — pays fixed rate	$56,645,227
Average notional value — receives fixed rate	$11,340,227

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Income Trust, Inc. (BKT)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$99,687	$214,821
Swaps — centrally cleared	—	11,645
Swaps — OTC(a)	753,524	—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	853,211	226,466

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(99,687)	(226,466)

Total derivative assets and liabilities subject to an MNA	$753,524	$—

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets	(a)

JPMorgan Chase Bank N.A.	$753,524	$—	$—	$(750,000)	$3,524

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$—	$14,085	$14,085
Non-Agency Mortgage-Backed Securities	—	19,307,784	—	19,307,784
U.S. Government Sponsored Agency Securities	—	594,996,754	11,618	595,008,372
Short-Term Securities
Borrowed Bond Agreements	—	1,030,479	—	1,030,479
Money Market Funds	8,839,359	—	—	8,839,359
Liabilities
Investments
Borrowed Bonds	—	(1,032,592)	—	(1,032,592)
TBA Sale Commitments	—	(68,817,329)	—	(68,817,329)

	$8,839,359	$545,485,096	$25,703	$554,350,158

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$353,687	$758,059	$—	$1,111,746
Liabilities
Interest Rate Contracts	(1,812,297)	(1,543,775)	—	(3,356,072)

	$(1,458,610)	$(785,716)	$—	$(2,244,326)

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $118,738,887 are categorized as Level 2 within the fair value hierarchy.

See notes to financial statements.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities  (unaudited)

June 30, 2021

	BGIO	BKT

ASSETS
Investments, at value — unaffiliated(a)	$173,755,011	$615,360,720
Investments, at value — affiliated(b)	18,518,658	8,839,359
Cash	26,171	1,597
Cash pledged:
Collateral — exchange-traded options written	2,355,000	—
Collateral — OTC derivatives	610,000	—
Futures contracts	6,000	934,260
Centrally cleared swaps	813,000	764,000
Foreign currency, at value(c)	385,907	—
Receivables:
Investments sold	6,778,935	46,821
TBA sale commitments	—	68,757,685
Dividends — affiliated	129	911
Interest — unaffiliated	1,922,234	2,059,312
Variation margin on futures contracts	—	99,687
Unrealized appreciation on:
Forward foreign currency exchange contracts	703,626	—
OTC swaps	207,604	753,524
Unfunded floating rate loan interests	10	—

Total assets	206,082,285	697,617,876

LIABILITIES
Cash received as collateral for OTC derivatives	—	750,000
Borrowed bonds, at value(d)	—	1,032,592
Options written, at value(e)	51,060	—
TBA sale commitments, at value(f)	—	68,817,329
Reverse repurchase agreements, at value	—	118,738,887
Payables:
Investments purchased	—	124,582,122
Administration fees	—	47,453
Interest expense	—	3,221
Investment advisory fees	100,854	205,436
Trustees’ and Officer’s fees	510	293,298
Other accrued expenses	185,909	282,667
Variation margin on futures contracts	1,050	214,821
Variation margin on centrally cleared swaps	23,763	11,645
Swap premiums received	825,741	—
Unrealized depreciation on forward foreign currency exchange contracts	196,484	—

Total liabilities	1,385,371	314,979,471

NET ASSETS	$204,696,914	$382,638,405

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$216,297,212	$461,400,848
Accumulated loss	(11,600,298)	(78,762,443)

NET ASSETS	$204,696,914	$382,638,405

Net asset value	$9.23	$5.99

(a) Investments, at cost — unaffiliated	$169,025,778	$599,758,243
(b) Investments, at cost — affiliated	$18,518,658	$8,839,359
(c) Foreign currency, at cost	$387,899	$—
(d) Proceeds received from borrowed bonds	$—	$842,347
(e) Premiums received	$92,718	$—
(f) Proceeds from TBA sale commitments	$—	$68,757,685
(g) Shares outstanding	22,178,451	63,843,293
(h) Shares authorized	Unlimited	200 million
(i) Par value	$0.001	$0.010

See notes to financial statements.

F I N A N C I A L S T A T E M E NT S	35

Statements of Operations  (unaudited)

Six Months Ended June 30, 2021

	BGIO	BKT

INVESTMENT INCOME
Dividends — affiliated	$1,190	$1,057
Interest — unaffiliated	5,417,283	10,330,938

Total investment income	5,418,473	10,331,995

EXPENSES
Investment advisory	658,453	1,259,347
Professional	39,659	41,047
Accounting services	24,112	45,765
Transfer agent	17,029	39,512
Custodian	16,410	10,627
Printing and postage	7,031	2,670
Trustees and Officer	6,701	48,859
Registration	4,220	10,989
Administration	—	290,618
Miscellaneous	25,589	28,917

Total expenses excluding interest expense	799,204	1,778,351
Interest expense	54,602	88,025

Total expenses	853,806	1,866,376
Less:
Fees waived and/or reimbursed by the Manager	(2,533)	(2,558)

Total expenses after fees waived and/or reimbursed	851,273	1,863,818

Net investment income	4,567,200	8,468,177

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	1,950,262	(504,562)
Forward foreign currency exchange contracts	(159,126)	—
Foreign currency transactions	(229,772)	—
Futures contracts	(118,516)	7,271,404
Options written	276,594	—
Swaps	139,388	(18,253)

	1,858,830	6,748,589

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,470,056)	(14,435,090)
Borrowed bonds	—	103,521
Forward foreign currency exchange contracts	1,103,617	—
Foreign currency translations	45,953	—
Futures contracts	90,175	(2,168,205)
Options written	(26,804)	—
Swaps	298,889	420,401
Unfunded floating rate loan interests	10	—

	41,784	(16,079,373)

Net realized and unrealized gain (loss)	1,900,614	(9,330,784)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,467,814	$(862,607)

See notes to financial statements.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BGIO			BKT
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,567,200		$10,636,704	$8,468,177		$18,321,104
Net realized gain (loss)	1,858,830		(8,574,061)	6,748,589		(22,273,570)
Net change in unrealized appreciation (depreciation)	41,784		(1,292,564)	(16,079,373)		22,767,877

Net increase (decrease) in net assets resulting from operations	6,467,814		770,079	(862,607)		18,815,411

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(5,539,062	)(b)	(11,599,618)	(10,975,518	)(b)	(21,525,091)
Return of capital	—		(1,686,651)	—		(4,810,355)

Decrease in net assets resulting from distributions to shareholders	(5,539,062)		(13,286,269)	(10,975,518)		(26,335,446)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	288,016		87,698	281,078		—

NET ASSETS
Total increase (decrease) in net assets	1,216,768		(12,428,492)	(11,557,047)		(7,520,035)
Beginning of period	203,480,146		215,908,638	394,195,452		401,715,487

End of period	$204,696,914		$203,480,146	$382,638,405		$394,195,452

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Cash Flows   (unaudited)

Six Months Ended June 30, 2021

	BGIO	BKT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$6,467,814	$(862,607)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	77,367,041	417,179,992
Purchases of long-term investments	(28,868,720)	(391,801,924)
Net proceeds from sales (purchases) of short-term securities	(12,724,447)	3,971,466
Amortization of premium and accretion of discount on investments and other fees	(137,584)	5,566,886
Premiums paid on closing options written	(176,107)	—
Premiums received from options written	448,332	—
Net realized (gain) loss on investments and options written	(2,226,856)	504,562
Net unrealized depreciation on investments, options written, swaps, borrowed bonds, foreign currency translations and unfunded floating rate loan interests	75,936	14,689,982
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	22	202
Interest — unaffiliated	815,617	(36,495)
Variation margin on futures contracts	30,719	(96,791)
Prepaid expenses	1,862	3,985
Increase (Decrease) in Liabilities
Cash received
Collateral — reverse repurchase agreements	(250,751)	—
Collateral — OTC derivatives	—	(340,000)
Payables
Administration fees	—	(2,976)
Interest expense	(106,792)	(9,387)
Investment advisory fees	(18,856)	(12,474)
Trustees’ and Officer’s fees	56	31,320
Other accrued expenses	44,249	63,877
Variation margin on futures contracts	(8,522)	36,692
Variation margin on centrally cleared swaps	23,763	(2,951)
Swap premiums received	(14,246)	(6,827)

Net cash provided by operating activities	40,742,530	48,876,532

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(6,358,410)	(12,889,061)
Net borrowing of reverse repurchase agreements	(33,172,680)	(38,186,054)

Net cash used for financing activities	(39,531,090)	(51,075,115)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	74,531	—

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	1,285,971	(2,198,583)
Restricted and unrestricted cash and foreign currency at beginning of period	2,910,107	3,898,440

Restricted and unrestricted cash and foreign currency at end of period	$4,196,078	$1,699,857

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$161,394	$97,412

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$288,016	$281,078

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2021

	BGIO	BKT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$26,171	$1,597
Cash pledged
Collateral — exchange-traded options written	2,355,000	—
Collateral — OTC derivatives	610,000	—
Futures contracts	6,000	934,260
Centrally cleared swaps	813,000	764,000
Foreign currency at value	385,907	—

	$4,196,078	$1,699,857

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout each period)

	BGIO
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,				Period from 02/27/17(a) to 12/31/17
			2020	2019	2018

Net asset value, beginning of period	$9.19		$9.75	$8.96	$9.99		$9.85	(b)

Net investment income(c)	0.21		0.48	0.57	0.62		0.50
Net realized and unrealized gain (loss)	0.08		(0.44)	0.84	(1.05)		0.18

Net increase (decrease) from investment operations	0.29		0.04	1.41	(0.43)		0.68

Distributions(d)
From net investment income	(0.25	)(e)	(0.52)	(0.62)	(0.60)		(0.51)
From net realized gain	—		—	—	—		(0.01)
Return of capital	—		(0.08)	—	—		—

Total distributions	(0.25)		(0.60)	(0.62)	(0.60)		(0.52)

Capital contributions	—		—	—	—		(0.02)

Net asset value, end of period	$9.23		$9.19	$9.75	$8.96		$9.99

Market price, end of period	$9.28		$9.04	$9.86	$8.32		$9.80

Total Return(f)
Based on net asset value	3.19	%(g)	1.07%	16.11%	(4.11	)%(h)	6.87	%(g)

Based on market price	5.46	%(g)	(1.69)%	26.46%	(9.24)%		3.26	%(g)

Ratios to Average Net Assets(i)
Total expenses	0.84	%(j)	1.15%	1.70%	1.66%		1.60	%(j)(k)

Total expenses after fees waived and/or reimbursed	0.84	%(j)	1.15%	1.70%	1.65%		1.59	%(j)(k)

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.78	%(j)	0.88%	0.91%	0.93%		0.93	%(j)(k)

Net investment income	4.50	%(j)	5.45%	5.94%	6.52	%(j)	5.99	%(j)(k)

Supplemental Data
Net assets, end of period (000)	$204,697		$203,480	$215,909	$198,272		$220,991

Borrowings outstanding, end of period (000)	$—		$33,279	$54,954	$50,976		$100,982

Portfolio turnover rate(l)	13%		21%	41%	83%		125%

(a)	Commencement of operations.
(b)	Net asset value, beginning of period, reflects a reduction of $0.15 per share sales charge from the initial offering price of $10.00 per share.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended December 31,			Period from 02/27/17(a) to 12/31/17
		2020	2019	2018
Investments in underlying funds	0.01%	—%	—%	—%	0.03%

(j)	Annualized.
(k)

Audit costs were not annualized in the calculation of the expense ratios and net investment income ratio. If these expenses were annualized the total expenses, total expenses after fees waived and/or reimbursed, total expenses after fees waived and/or reimbursed and excluding interest expense and net investment income would have been 1.61%,1.60%, 0.94% and 5.99%, respectively.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

(l)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended December 31,			Period from 02/27/17(a) to 12/31/17
		2020	2019	2018
Portfolio turnover rate (excluding MDRs)	13%	21%	41%	78%	93%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BKT
	Six Months Ended 06/30/21 (unaudited)		Year Ended			Period from 09/01/18 to 12/31/18		Year Ended August 31,
			12/31/20		12/31/19			2018	2017	2016

Net asset value, beginning of period	$6.18		$6.30		$6.25	$6.31		$6.74	$6.96	$7.08

Net investment income(a)	0.13		0.29		0.25	0.08		0.24	0.25	0.28
Net realized and unrealized gain (loss)		(0.15)	(0.00	)(b)	0.21	0.03		(0.34)	(0.15)	(0.05)

Net increase (decrease) from investment operations		(0.02)	0.29		0.46	0.11		(0.10)	0.10	0.23

Distributions(c)
From net investment income	(0.17	)(d)	(0.33)		(0.29)	(0.13)		(0.30)	(0.32)	(0.35)
Return of capital	—		(0.08)		(0.12)	(0.04)		(0.03)	—	—

Total distributions		(0.17)	(0.41)		(0.41)	(0.17)		(0.33)	(0.32)	(0.35)

Net asset value, end of period	$5.99		$6.18		$6.30	$6.25		$6.31	$6.74	$6.96

Market price, end of period	$6.34		$6.07		$6.05	$5.64		$5.77	$6.31	$6.60

Total Return(e)
Based on net asset value	(0.31	)%(f)	4.92%		7.91%	2.06	%(f)	(1.14)%	1.82%	3.64%

Based on market price	7.43	%(f)	7.31%		14.83%	0.72	%(f)	(3.44)%	0.53%	10.44%

Ratios to Average Net Assets(g)
Total expenses	0.96	%(h)	1.18%		2.06%	2.08	%(h)(i)	1.79%	1.29%	1.08%

Total expenses after fees waived and/or reimbursed	0.96	%(h)	1.18%		2.06%	2.08	%(h)	1.79%	1.28%	1.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.92	%(h)	0.89%		0.94%	0.99	%(h)	1.04%	0.90%	0.89%

Net investment income	4.37	%(h)	4.55%		3.95%	4.04	%(h)	3.72%	3.63%	4.01%

Supplemental Data
Net assets, end of period (000)	$382,638		$394,195		$401,715	$398,629		$402,763	$430,830	$444,882

Borrowings outstanding, end of period (000)	$118,739		$156,936		$175,655	$186,799		$186,441	$185,769	$152,859

Portfolio turnover rate(j)		82%	69%		255%	95%		373%	346%	141%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended		Period from 09/01/18 to 12/31/18	Year Ended August 31,
		12/31/20	12/31/19		2018	2017	2016

Investments in underlying funds	—%	—%	—%	—%	0.01%	0.01%	—%

(h)	Annualized.
(i)	Audit fees were not annualized in the calculation of the expenses ratios. If these expenses were annualized, the total expenses would have been 2.11%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended		Period from 09/01/18 to 12/31/18	Year Ended August 31,
		12/31/20	12/31/19		2018	2017	2016

Portfolio turnover rate (excluding MDRs)	37%	31%	136%	45%	181%	161%	63%

See notes to financial statements.

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock 2022 Global Income Opportunity Trust	BGIO	Delaware	Diversified
BlackRock Income Trust, Inc.	BKT	Maryland	Diversified

The Board of Directors of BKT and Board of Trustees of BGIO are collectively referred to throughout this report as the “Board,” and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On June 9, 2021, the Board approved the adoption of a Plan of Liquidation in accordance with BGIO’s strategy of terminating on or before February 28, 2022. Under the Plan of Liquidation which was effective on June 30, 2021, BGIO will begin the process of liquidating portfolio assets and unwinding its affairs. The Trust expects to make periodic liquidating distributions to shareholders pursuant to the Plan of Liquidation in advance of its termination and make a final liquidating distribution on or around December 31, 2021.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: For BGIO, distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. Distributions paid by BKT are recorded on the ex-dividend dates. Subject to BKT’s managed distribution plan, BKT intends to make monthly cash distributions to shareholders, which may consist of net investment income and net realized and unrealized gains on investments and/or return of capital.

BGIO expects to make periodic liquidating distributions to shareholders pursuant to the Plan of Liquidation in advance of its termination and make a final liquidating distribution on or around December 31, 2021.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (unaudited) (continued)

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment,

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing

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interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Trusts may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount.

Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, the Trusts had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGIO	LBM Acquisition LLC	$4,519	$4,474	$4,484	$10

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Trusts may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a fund and the counterparty. The value of the underlying cash

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Notes to Financial Statements  (unaudited) (continued)

collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

For the six months ended June 30, 2021, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Trusts were as follows:

Trust Name	Average Amount Outstanding	Daily Weighted Average Interest Rate
BGIO	$16,192,525	0.68%
BKT	140,209,316	0.11

Borrowed bond agreements and reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With borrowed bond agreements and reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of BKT’s open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BKT
Counterparty	Borrowed Bonds Agreements(a)	Reverse Repurchase Agreements	Borrowed Bonds at Value including Accrued Interest(b)	Net Amount before Collateral	Non-cash Collateral Received	Cash Collateral Received	Fair Value of Non-cash Collateral Pledged Including Accrued Interest(c)	Cash Collateral Pledged	Net Collateral (Received)/ Pledged	Net Exposure Due (to)/ from Counterparty(d)
Credit Agricole Corporate And Inves	$ —	$ (71,161,878)	$ —	$ (71,161,878)	$ —	$ —	$ 71,161,878	$ —	$ 71,161,878	$ —
Credit Suisse AG	1,030,479	—	(1,035,813)	(5,334)	—	—	—	—	—	(5,334)
Royal Bank of Canada	—	(47,577,009)	—	(47,577,009)	—	—	47,577,009	—	47,577,009	—

	$1,030,479	$(118,738,887)	$(1,035,813)	$(118,744,221)	$ —	$ —	$118,738,887	$ —	$118,738,887	$(5,334)

(a)	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
(b)	Includes accrued interest on borrowed bonds in the amount of $3,221 which is included in interest expense payable in the Statements of Assets and Liabilities.
(c)

Collateral with a value of $122,238,657 has been pledged in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

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Notes to Financial Statements  (unaudited) (continued)

(d)	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

Short Sale Transactions: In short sale transactions, a fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A fund is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Statements of Operations. A fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a fund will be able to close out a short position at a particular time or at an acceptable price.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument

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Notes to Financial Statements  (unaudited) (continued)

subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — The Trusts may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trusts’ counterparty on the swap. Each Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

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Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BGIO pays the Manager a monthly fee at an annual rate equal to 0.60% of the average daily value of the Trust’s managed assets. For purposes of calculating this fee, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, BKT pays the Manager a monthly fee at an annual rate equal to 0.65% of the average weekly value of the Trust’s net assets. For purposes of calculating this fee, “net assets” means the total assets of the Trust minus the sum of its accrued liabilities (including the aggregate indebtedness constituting financial leverage).

With respect to each Trust, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and with respect to BGIO, BlackRock (Singapore) Limited (“BRS”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide for that portion of each Trust for which BIL and BRS, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Administration: BKT has an Administration Agreement with the Manager. The administration fee paid monthly to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly net assets. For BKT, the Manager may reduce or discontinue these arrangements at any time without notice.

Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2022. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGIO	$2,533
BKT	2,558

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2022. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2021, there were no fees waived by the Manager pursuant to this arrangement.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, including paydowns/payups and mortgage dollar rolls and excluding short-term securities, were as follows:

Trust Name	Purchases	Sales
BGIO	$27,052,839	$83,908,747
BKT	452,494,580	457,418,994

N O T E S T O F I N A N C I A L S T A T E M E N T S	51

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Trust Name	Purchases	Sales
BKT	$249,838,933	$250,208,794

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BGIO	$15,562,507
BKT	92,959,362

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGIO	$187,655,111	$10,148,931	$(4,793,883)	$5,355,048
BKT	608,597,602	34,481,415	(21,373,153)	13,108,262

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

BGIO will terminate on or around December 31, 2021. BGIO is not a target term fund and thus does not seek to return its initial public offering price of $10.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $10.00 per common share.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Investment Objective Risk: There is no assurance that BGIO will achieve its investment objective. A variety of circumstances may make it extremely difficult for BGIO to achieve its investment objective. Such circumstances include, but may not be limited to, the existence of an inverted yield curve, a rapid and significant increase in interest rates, a significant decrease in issuer credit quality generally and/or increased defaults, increased volatility in currency markets and/or in currency exchange rates and negative

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Notes to Financial Statements  (unaudited) (continued)

economic, market, political and/or social developments impacting emerging markets. Additionally, the limited term of BGIO may increase the risk that BGIO may not meet its investment objective. A limited term limits the period during which BGIO can generate returns and increases the potential impact that a disruptive market event or one or more of the conditions outlined above could have on BGIO’s annualized returns.

Valuation Risk: The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Trust concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

BGIO is authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. BKT is authorized to issue 200 million shares, par value $0.01, all of which were initially classified as Common Shares. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

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Notes to Financial Statements  (unaudited) (continued)

For the six months shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/21	Year Ended 12/31/20
BGIO
Shares issued from dividend reinvestment	31,179	10,527
BKT
Shares issued from dividend reinvestment	46,181	—

BKT participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, BKT may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that BKT will purchase shares in any particular amounts. For the six months ended June 30, 2021, BKT did not repurchase any shares.

As of June 30, 2021, BlackRock HoldCo 2, Inc., an affiliate of the Trusts, owned 17,919 Shares of BGIO.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGIO
	07/01/21	07/15/21	07/30/21	$0.050000
	07/01/21	07/15/21	07/30/21	1.105700	(a)
	08/02/21	08/16/21	08/31/21	0.050000
	08/02/21	08/16/21	08/31/21	1.343000	(a)
BKT
	07/01/21	07/15/21	07/30/21	0.034400
	08/02/21	08/16/21	08/31/21	0.034400

(a)	Special distribution in accordance with the Plan of Liquidation.

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Boards of Trustees/Directors, as applicable (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock 2022 Global Income Opportunity Trust (“BGIO”) and BlackRock Income Trust, Inc. (“BKT” and together with BGIO, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and each Fund and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and BGIO. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and, with respect to BKT, a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and the performance of each Fund as compared with its custom benchmark. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BGIO underperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BGIO, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BGIO’s underperformance relative to its customized benchmark during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, BKT underperformed its customized benchmark. The Board noted that BlackRock believes that performance relative to the customized benchmark is an appropriate performance metric for BKT, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BKT’s underperformance relative to its customized benchmark during the applicable periods.

The Board also considered alternative measures of performance when evaluating BKT’s performance, including a “high quality” Customized Peer Group. The Customized Peer Group consists of closed-end funds that invest an average of 75% or greater of their portfolios in AAA-rated bonds, securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities and cash or cash equivalents. Relative to the Customized Peer Group as of 12/31/20, the Board noted that for each of the one-, three-, and five-year periods reported, BKT ranked in the third quartile.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

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Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BGIO’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BKT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	57

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements  (continued)

funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022, and the Sub-Advisory Agreements among (1) the Manager, BIL and each Fund and (2) the Manager, BRS and BGIO for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

BGIO’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the distributions paid by BGIO for any particular month may be more or less than the amount of net investment income earned by BGIO during such month. The portion of distributions that exceeds BGIO’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. BGIO’s current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

BGIO expects to make periodic liquidating distributions to shareholders pursuant to the Plan of Liquidation in advance of its termination and make a final liquidating distribution on or around December 31, 2021.

BKT’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, BKT employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of BKT.

The distributions paid by BKT for any particular month may be more or less than the amount of net investment income earned by BKT during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of BKT and is reported in BKT’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. BKT’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed BKT’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed BKT’s total return performance. When total distributions exceed total return performance for the period, the difference reduces BKT’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing BKT’s expense ratio and reducing the amount of assets BKT has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

A D D I T I O N A L I N F O R M A T I O N	59

Additional Information  (continued)

General Information (continued)

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

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Additional Information  (continued)

BlackRock Privacy Principles (continued)

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

BlackRock (Singapore) Limited(a)

079912 Singapore

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BGIO.

A D D I T I O N A L I N F O R M A T I O N	61

Glossary of Terms Used in this Report

Currency Abbreviation

BRL	Brazilian Real

EUR	Euro

GBP	British Pound

RUB	New Russian Ruble

USD	United States Dollar

Portfolio Abbreviation

ABS	Asset-Backed Security

AMBAC	AMBAC Assurance Corp.

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

DIP	Debtor-In-Possession

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

GOL	General Obligation Ltd.

IO	Interest Only

LIBOR	London Interbank Offered Rate

PCL	Public Company Limited

PIK	Payment-in-Kind

PO	Principal Only

SAB	Special Assessment Bonds

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

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Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

BGIO-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies - Not Applicable to this semi-annual report.

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Income Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Income Trust, Inc.

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Income Trust, Inc.

Date: September 2, 2021

4